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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Streamline Health Solutions, Inc.
(Name of Registrant as Specified in its Charter)

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Dear Fellow Shareholder,

        As we enter the third year of my tenure here at Streamline Health Solutions, Inc., there is very positive news to report. In just two years our company has, as most of you know, changed substantially and, I believe, for the better. Our clients, our associates, and our shareholders have been the beneficiaries of the strategic changes we began implementing just two years ago. There remains a great deal of work to be done, but our accomplishments-to-date give us firm belief that we are on the right path to becoming a world-class healthcare information technology company. In 2012 our company:

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  Grew revenue 39% to $23.7 million—78% of which is recurring revenue

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  Improved Gross Margins from 48% to 52%

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  Increased Adjusted EBITDA by 52% to $6.6 million

        Last year in this letter, our Chairman Jon Phillips detailed the strategic objectives we had put in place for the previous year, and the primary objectives for the year ahead. Today I will provide an update to our accomplishments in 2012, and share with you our plans for 2013.

        In fiscal year 2012, management targeted four strategic areas of focus that we believed would lead to improved performance for our company. First, we wanted to grow our infrastructure as our business continued to grow and to reach scale. Our primary area of investment was in human capital—the talented associates we need. We believe that hiring and retaining high quality human talent is a critical path item to insure the successful implementation and maintenance of the solutions we deploy for our clients. Our success as an enterprise is linked to their successful utilization of our solutions. To that end, during the year we added key resources throughout the company, including two new executive level leaders in technology development and client services.

        Second, we wanted to continue to expand our sales coverage to take advantage of the many sales opportunities we anticipated as we listened to our clients, and developed or acquired solutions to meet their needs. During the year we grew our sales and marketing resources substantially, and expanded our indirect sales channel by adding three new relationships to carry our solutions into other healthcare provider markets our own sales associates couldn't get to fast enough.

        Third, we wanted to continue to enhance our client experience in order to increase client loyalty and build cross-selling opportunities within our existing client base. In 2012 our company hosted its most successful and best attended NEXT Summit, our annual user's conference where we get to spend significant time with our key clients as we present our future plans and discuss how we can better meet their growing needs. While our net new sales constituted an important component of revenue growth during the year, nearly half of our revenue was generated by cross selling more solutions into our existing clients. We anticipate this percentage to grow in the years ahead.

        Finally, our fourth strategic objective for 2012 was to continue to introduce new and enhanced solutions to the provider marketplace. The best way I know how to determine what the market needs is to listen to our clients and sales prospects. To that end, the executive team spent a great deal of time traveling throughout North America to visit with our clients, and prospective clients, to ask them what they needed from us to help their organizations deliver better financial results. The product development roadmap we create each year for new solutions and upgrades is based almost entirely on this invaluable feedback. For example, our acquisition of Meta Health Technology in the third quarter of last year was based on our clients' concerns regarding the transition from ICD-9 to ICD-10 coding and their need for technology driven clinical documentation improvement.

        This year, we have established three strategic objectives to help us drive performance. First, continue to invest in our sales and marketing infrastructure. We plan to invest in building our company's brand awareness in fiscal year 2013 and beyond to put us in better position to achieve greater share of mind and share of wallet among our current and prospective clients. We also plan to grow our direct sales resources by investing in experienced, successful healthcare information technology salespeople.

        Second, we will continue to consolidate our infrastructure in Atlanta. According to the Metro Atlanta Chamber of Commerce there are now more than 200 healthcare information technology companies in the greater Atlanta area. As the healthcare information technology capital of North America, there is a much larger pool of talent available in Atlanta with experience in our industry.

        Third, and finally, we will continue to focus on the solutions we provide to our clients. Our company exists to solve the challenges facing CEO's and CFO's of healthcare providers by delivering best in class technology to improve their clinical and financial performance. By focusing on meeting and exceeding their needs, we believe we will be well positioned for long term, profitable growth.

        These are exciting times for our company. The healthcare provider market continues to face significant challenges, and with those challenges come opportunities for growth—with our clients, our associates and our shareholders.

        We thank you for your support of Streamline Health Solutions, Inc., and we look forward to our continued journey together.

Regards,

Robert E. Watson
President and Chief Executive Officer

 STREAMLINE HEALTH SOLUTIONS, INC.
1230 Peachtree St. NE, Suite 1000
Atlanta, Georgia 30309

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2013

To the Stockholders of Streamline Health Solutions, Inc.:

        You are cordially invited to attend the annual meeting of the stockholders of Streamline Health Solutions, Inc. to be held on May 22, 2013, at 9:30 a.m., Eastern Time, at the offices of Streamline Health Solutions, Inc., 1230 Peachtree Street NE, Suite 1000, Atlanta, Georgia 30309, for the following purposes:

  1.
  PROPOSAL 1—To elect the seven candidates nominated by our board of directors to serve as directors until a successor is duly elected and qualified at the 2014 annual meeting of stockholders or otherwise or until any earlier removal or resignation.

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  PROPOSAL 2—To cast a non-binding advisory vote on the compensation of our executives.

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  PROPOSAL 3—To recommend, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation.

  4.
  PROPOSAL 4—To approve the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan.

  5.
  PROPOSAL 5—To approve the Streamline Health Solutions, Inc. amended and restated 1996 Associate Stock Purchase Plan, including an increase in the number of shares authorized for issuance.

  6.
  PROPOSAL 6—To ratify the appointment of the firm of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2013.

  7.
  To consider any and all other business that may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 10, 2013 will be entitled to notice of, and to vote at, the annual meeting of stockholders and any adjournment thereof.

By Order of the Board of Directors
Stephen H. Murdock Senior Vice President, Chief Financial Officer & Corporate Secretary

Atlanta, Georgia
April 29, 2013

A proxy statement and proxy are submitted herewith. As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend the annual meeting of stockholders in person. The enclosed envelope for the return of the proxy requires no postage if mailed in the USA. Stockholders of record attending the meeting may personally vote on all matters that are considered, in which event the signed proxies will be revoked. It is important that your shares be voted. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2013.

Our Notice of Annual Meeting of Stockholders, proxy statement for the 2013 annual meeting of stockholders and annual report on Form 10-K are also available at www.edocumentview.com/STRM.

 STREAMLINE HEALTH SOLUTIONS, INC.
1230 Peachtree St. NE, Suite 1000
Atlanta, Georgia 30309

PROXY STATEMENT

        The accompanying proxy is solicited on behalf of the board of directors of Streamline Health Solutions, Inc., a Delaware corporation, for use at the 2013 annual meeting of stockholders. The annual meeting of stockholders will be held on May 22, 2013 at 9:30 a.m. Eastern Time, or any adjournment thereof, for the purposes set forth in this proxy statement and the accompanying notice of annual meeting of stockholders.

Location of Annual Meeting of Stockholders

        The annual meeting of stockholders will be held at our principal office, which is located at 1230 Peachtree Street NE, Suite 1000, Atlanta, Georgia 30309.

Record Date, Outstanding Shares and Quorum

        All holders of record of our common stock, par value $.01 per share, and our preferred stock, par value $.01 per share, at the close of business on April 10, 2013, the record date, will be entitled to notice of and to vote at the annual meeting of stockholders. At the close of business on the record date, we had 12,680,615 shares of common stock outstanding and entitled to vote and 3,999,995 shares of preferred stock outstanding and entitled to vote. The outstanding shares of preferred stock are subject to beneficial ownership and voting limitations as described below. A majority of such eligible shares of capital stock, or 7,491,094 shares, will constitute a quorum for the transaction of business at the annual meeting of stockholders.

        The proxy card, this proxy statement, and our fiscal year 2012 annual report on Form 10-K will be mailed to stockholders on or about April 29, 2013.

Voting Rights and Solicitation of Proxies

        Stockholders are entitled to one vote for each share of our common stock held. Our shares of common stock and preferred stock vote together as a single class. Holders of our preferred stock are entitled to vote such shares on a modified converted basis with each holder of preferred stock entitled to such number of votes equal to the total number of shares of preferred stock held multiplied by 75%, rounded down to the nearest whole share. Holders of our preferred stock are subject to certain beneficial ownership limitations. As of April 10, 2013, the holders of preferred stock were entitled to an aggregate of 2,301,572 votes. Shares of our common stock and preferred stock may not be voted cumulatively.

        All shares represented by valid proxies received prior to the annual meeting of stockholders will be voted and, where a stockholder specifies by means of the proxy how the shares are to be voted with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If the stockholder fails to so specify, except for broker non-votes, the shares represented by all properly executed proxies that are timely sent to us will be voted as follows:

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  FOR Proposal 1—the election of the Board's nominees as directors,

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  FOR Proposal 2—non-binding advisory vote on the compensation of our executives,

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  every TWO YEARS for Proposal 3—non-binding advisory vote on the frequency of future advisory votes on executive compensation,

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  FOR Proposal 4—approval of the 2013 Stock Incentive Plan,

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  FOR Proposal 5—approval of the amended and restated 1996 Associate Stock Purchase Plan, and

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  FOR Proposal 6—ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2013.

        Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the shares subject to the proxy are voted by notifying our Corporate Secretary in writing or by attendance at the meeting and voting in person.

        We will bear the expense of electronically hosting, printing and mailing proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers, and other employees by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy materials to beneficial owners of such shares, and we will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners.

        Our bylaws provide that the holders of a majority of all of the shares of our capital stock issued, outstanding, and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting of stockholders. Shares that are voted FOR, AGAINST, WITHHELD, or ABSTAIN, as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum.

        The election of directors only requires a plurality of votes cast, and the seven nominees receiving the highest votes FOR will be elected. Proposals 2, 4, 5, and 6 require approval by a majority of the shares present in person or represented by proxy and voting on the proposal, which simply means the number of FOR votes exceeds the number of AGAINST votes on such proposal. The frequency—every 1 year, 2 years, or 3 years—receiving the greatest number of votes cast shall be deemed the recommendation of the stockholders for Proposal 3.

        An abstention represents a stockholder's affirmative choice to decline to vote on a proposal. Shares that abstain from voting on a proposal are counted for the purpose of determining the presence or absence of a quorum but are not considered votes duly cast on a proposal. Thus, abstentions will have no effect on the outcome of the vote on any of Proposals 2, 3, 4, 5 or 6 since abstentions are not counted as votes duly cast.

        If a broker, bank, custodian, nominee, or other record holder of shares indicates on a proxy that it does not have the discretionary authority to vote certain shares on a particular matter ("broker non-vote"), then those shares will not be considered entitled to vote with respect to that matter, but will be counted in determining the presence of a quorum. As a result, broker non-votes will have no effect on the outcome of Proposals 1, 2, 3, 4, 5, or 6.

        If you hold your shares through a broker, bank or other nominee, your broker is not permitted to vote on your behalf in an election of directors, matters related to executive compensation, and other significant matters. For shares to be voted and counted for Proposals 1, 2, 3, and 4, you must communicate your voting decisions to your broker, bank or other nominee, before the date of the annual meeting of stockholders or else your shares will not be represented at the annual meeting of stockholders.

        In accordance with Delaware law, a list of stockholders entitled to vote at the annual meeting of stockholders will be available at the annual meeting of stockholders and at our principal executive offices, which are located at 1230 Peachtree St. NE, Suite 1000, Atlanta, Georgia 30309, on the date of our annual meeting of stockholders, May 22, 2013, and for ten days prior to the annual meeting of stockholders, between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time.

 PROPOSAL 1—ELECTION OF DIRECTORS

        On April 4, 2013, our board of directors voted to reduce the number of directors comprising the board of directors from nine directors to seven directors effective as of the annual meeting of stockholders. At the annual meeting of stockholders, the stockholders will elect seven directors, comprising the entire membership of our board of directors, each to hold office until a successor is duly elected and qualified at the 2014 annual meeting of stockholders, or otherwise, or until any earlier resignation or removal. Shares represented by the accompanying proxy will be voted FOR the election of the seven nominees recommended and nominated by our board of directors, unless the proxy is marked in such a manner as to WITHHOLD authority to vote. All nominees standing for re-election are currently serving as members of our board of directors and have consented to continue to serve. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable or unwilling to serve as a director.

        We have not implemented a formal policy regarding director attendance at the annual meeting of stockholders. Typically, our board of directors holds its annual organizational meeting directly following the annual meeting of stockholders, which results in most directors being able to attend the annual meeting of stockholders. All of our directors attended the 2012 annual meeting of stockholders, and it is the current expectation that all directors standing for re-election will attend the 2013 annual meeting of stockholders.

        Candidates for director were identified (other than Messrs. Moseley and Valentine, who were specified by Noro-Moseley Partners VI, L.P. and Great Point Partners, LLC, respectively, as described below) and recommended for nomination by the Governance and Nominating Committee of our board of directors. All members of the Governance and Nominating Committee are independent directors. The Governance and Nominating Committee and our board of directors have determined that a potential candidate to be nominated to serve as a director should have the following primary attributes: high achievement expectations with regard to increasing stockholder value; uncompromising position on maintaining ethics; conservative attitude towards financial accounting and disclosure; and ownership of shares of our common stock to bring the perspective of a stockholder to the board of directors. The Governance and Nominating Committee and our board of directors believe that the composition of the board of directors as a whole should reflect diversified business experiences, education, knowledge of and skills relating to the healthcare and healthcare technology industries, sales and marketing, investment banking, accounting and finance, and knowledge of our operations. The Nominating and Governance Committee and the board of directors take all of these diversity factors into account when considering individual director candidates because we believe that these diversity factors can enhance the overall perspectives of our board of directors and of management.

        To date, neither our board of directors nor the Governance and Nominating Committee has deemed it necessary to engage a third party search firm to assist in identifying suitable candidates for directors, but have the authority to do so in the future. Accordingly, no fees were paid to any such search firm in connection with the nominees for directors named in this proxy statement. The Governance and Nominating Committee currently believes that the existing members of our board of directors and executive management have sufficient networks of business contacts to form the candidate pool from which nominees will be identified. Once a candidate is identified as a possible director nominee by the Governance and Nominating Committee, our board of directors (or as many members of the board of directors as feasible) will meet with such candidate. The Governance and Nominating Committee will then take any feedback that it receives from the board of directors regarding the possible director nominee and evaluate the candidate using the criteria outlined above. The Governance and Nominating Committee would evaluate stockholder nominees using the same process described above. To date, other than the candidates specified by Great Point Partners, LLC and Noro-Moseley Partners VI, L.P. as described below, we have never received a stockholder nominee for director.

        In August 2012, we completed an equity investment from affiliated funds and accounts of Great Point Partners, LLC ("GPP"), Noro-Moseley Partners VI, L.P. ("NMP"), and another investor affiliated with NMP (the "2012 Private Placement"). In conjunction with such transaction, our board of directors increased the size of the board of directors from seven members to nine members in accordance with our bylaws, creating two vacancies on the board of directors. Pursuant to the terms of the 2012 Private Placement, GPP and NMP were each granted the right to specify a director candidate to be nominated by our board of directors for election at each annual meeting of our stockholders thereafter. Such right will expire for each holder at such time as GPP (collectively with its affiliated funds and accounts) or NMP (collectively with its affiliates), as the case may be, holds shares of preferred and common stock representing less than 7.5% of our issued and outstanding shares of common stock (on a fully diluted basis). Allen S. Moseley, a member of the general partner of NMP, was designated by NMP to fill one of the two vacancies, and Michael G. Valentine was designated by GPP to fill the second vacancy. Messrs. Moseley and Valentine were evaluated by the Governance and Nominating Committee in accordance with the director review process described above and appointed by the board of directors to fill the vacancies.

        Each of NMP and GPP currently own more than 7.5% of our shares of common stock (on a fully diluted basis) and have specified Messrs. Moseley and Valentine, respectively, to be nominated by our board of directors for election at the 2013 annual meeting of stockholders. In the event that Mr. Moseley or Mr. Valentine is not elected to our board of directors, NMP or GPP, as the case may be, will be granted board observation rights.

        Pursuant to the terms of the 2012 Private Placement, our board was required to reduce the number of directors serving on the board of directors from nine directors to seven directors prior to the 2013 annual meeting of stockholders. In accordance with such requirement and in accordance with our bylaws, on April 4, 2013 our board of directors decreased the size of our board of directors from nine directors to seven directors effective as of the annual meeting of stockholders. Richard C. Levy, M.D. and Jay D. Miller notified the Governance and Nominating Committee that they did not intend to stand for re-election as directors at the annual meeting of stockholders. We thank them for their years of dedicated service to our business.

        Provided a quorum is duly constituted at the annual meeting of stockholders, the affirmative vote of the holders of a plurality of the shares of our capital stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors is required to approve the election of directors. A broker non-vote and a WITHHELD vote are not counted for purposes of electing the directors and will have no effect on the election. Our Corporate Secretary will serve as the inspector of election for the election of the directors.

Nominees For Election As Directors

        The following seven incumbent directors are being nominated by the board of directors for re-election to the board of directors: Michael K. Kaplan, Allen S. Moseley, Jonathan R. Phillips, Andrew L. Turner, Michael G. Valentine, Edward J. VonderBrink, and Robert E. Watson.

        Michael K. Kaplan, age 47, has served on our board of directors since January 2012. Mr. Kaplan brings more than 20 years of experience to various roles in the healthcare industry. He is currently Founder and Managing Director of Altos Health Management, a venture capital firm focused on the healthcare industry. Prior to founding Altos Health Management in 2009, Mr. Kaplan was a partner at Three Arch Partners, a venture capital firm focused on healthcare. He was involved with 19 portfolio companies during nearly a decade at Three Arch Partners. Before joining Three Arch Partners, Mr. Kaplan was an operating executive at Blue Shield of California where he had a variety of roles, including Vice President of Corporate Development and Strategic Planning, Regional Chief Executive for Northern California, and Vice President of Business Transformation. Earlier in his career, Mr. Kaplan was a Senior Manager in consulting for APM Incorporated/CSC Healthcare and a

Financial Analyst at Kidder, Peabody & Co. Incorporated. Mr. Kaplan received his BS in Business Administration from Washington University in St. Louis and an MBA from the Stanford Graduate School of Business.

        Mr. Kaplan is well qualified to serve on our board of directors. He brings a wealth of industry knowledge and experience to the board of directors from his experience in the healthcare industry. Mr. Kaplan's venture capital experience also allows him to provide our board of directors with valuable insights and analysis as to strategic and financial developments within the industry and potential opportunities and consequences such developments create for us.

        Allen S. Moseley, age 43, has served on our board of directors since August 2012. He has served as a General Partner at Noro Moseley Partners (NMP) since 1998 and leads the firm's healthcare practice focused primarily in healthcare information technology, healthcare services, and medical devices. He currently represents NMP on the boards of various healthcare vendors. Prior to joining NMP, Mr. Moseley was in the corporate finance group at The Robinson-Humphrey Company, an investment banking firm previously owned by Citigroup and most recently acquired by SunTrust. Mr. Moseley worked extensively in the healthcare and business services industries, advising on a number of initial public offerings, M&A transactions, and private placements. He was also involved in R-H Capital Partners, the private equity investment arm of the firm. Previously, he held investment banking positions with Bowles Hollowell Conner & Company and Merrill Lynch & Co.

        Mr. Moseley currently serves on the Board of Trustees of the Georgia Research Alliance and the Technology Association of Georgia. He was recently Chairman of Venture Atlanta and Chairman of the Technology Association of Georgia. Mr. Moseley received a BA from the University of North Carolina at Chapel Hill, where he was a member of Phi Beta Kappa, and an MBA from Harvard Business School.

        Mr. Moseley is well qualified to serve on our board of directors. With vast experience in the healthcare industry and a background in investment banking, Mr. Moseley brings a wealth of industry knowledge to our board of directors. Mr. Moseley's venture capital experience also allows him to provide our board of directors with valuable insights and analysis as to strategic and financial developments within the industry and potential opportunities and consequences such developments create for us.

        Jonathan R. Phillips, age 40, has served on our board of directors since May 2005 and was elected Chairman of our board of directors in May 2009. In 2005, Mr. Phillips founded Healthcare Growth Partners, a provider of strategic and financial advisory services to healthcare technology companies, and has served as its Managing Director since that time. Prior to founding Healthcare Growth Partners, Mr. Phillips was a member of the Healthcare Investment Banking Group at William Blair and Company, LLC, an investment banking firm. Prior to William Blair and Company, LLC, he served in various roles in the healthcare practice of Deloitte Consulting for more than four years where he provided strategic consulting to healthcare providers and other organizations.

        From 2007 until immediately prior to its acquisition by Merge Healthcare Incorporated (NASDAQ: MRGE) in 2011, Mr. Phillips was a director of Ophthalmic Imaging Systems, Inc., a public company that provided software and technology for ophthalmology practices, where he served on the audit, compensation, and nominating committees and chaired the special committee. Mr. Phillips also serves as a director for several private companies. Mr. Phillips serves on the nonprofit board of the Ray Graham Association, where he is a member of the finance committee, and on the Rush University Medical Center Associates board. Mr. Phillips is a securities principal having completed the Series 24, 7 and 63 exams. Mr. Phillips earned his MBA in Finance, Marketing and Health Services Management from the J. L. Kellogg School of Management, Northwestern University, and his BA in Economics and Management from DePauw University.

        Mr. Phillips is well qualified to serve on our board of directors. He brings a wealth of industry knowledge and experience to the board of directors as the founder and Managing Director of Healthcare Growth Partners, an investment banking firm focused on sub-middle market healthcare information technology companies. During his career, Mr. Phillips has completed over 70 transactions involving healthcare companies, which transactions had an aggregate value of over $2 billion. He has also completed over 40 strategic advisory engagements for healthcare technology and services companies. These experiences within the healthcare sector allow Mr. Phillips to provide our board of directors with valuable insights and analysis as to strategic and financial developments within the industry and potential opportunities and consequences such developments create for us.

        Andrew L. Turner, age 66, has served on our board of directors since November 2006. He currently serves as Chairman of the board of privately held Trinity Healthcare Systems, LLC, an operator of skilled nursing and assisted living facilities founded by Mr. Turner in 2009. He also serves on the board of Aston Healthcare, Ltd. (UK), a private company that is one of the UK's leading providers of NHS primary healthcare services. Mr. Turner has also been a director of Actavis (NYSE: ACT) (formerly known as Watson Pharmaceuticals, Inc. (NYSE: WPI)) since 1997, where he has served as chairman of the audit committee, chairman of the governance and nominating committee, and was elected chairman of the board in 2008. From 1994 to 2011, Mr. Turner has also served as a director of The Sports Club Company, Inc. (OTC: SCYL.PK), an owner and operator of upscale fitness facilities. From 1989 until August 2000, Mr. Turner served as Chairman of the board and Chief Executive Officer of Sun Healthcare Group, Inc., a health care services provider. Mr. Turner earned his BA in Business Administration and Political Science from The Ohio State University.

        Mr. Turner's experiences in executive management in the health care industry and a variety of other industries allow him to provide our board of directors with different perspectives in managing and growing our business and developing our strategic direction. Mr. Turner's service as a director of several other publicly held companies and on their different committees facilitates his ability to bring leadership to our board of directors with respect to our board's various committees.

        Michael G. Valentine, age 44, has served on our board of directors since October 2012. He has served as the Chief Executive Officer of Netsmart Technologies, Inc., an information technology company, since May 2011. Prior to that position, he served as Executive Vice President and Chief Operating Officer at Cerner Corporation, an information technology company. He held a succession of business ownership roles during his 13 years at Cerner. Prior to his role as Chief Operating Officer, he maintained ownership of all client delivery and relationships for Cerner's worldwide operations. Prior to joining Cerner, Mr. Valentine started and managed a Midwest-based technology solutions and services company. Before that, he was an executive in telecommunications and technology industry groups for seven years at Andersen Consulting. Mr. Valentine earned his BS in Industrial Engineering from Kansas State University.

        With his extensive experience in healthcare information technology, Mr. Valentine brings valuable insight and experience to our board of directors. Further, his leadership in key roles at information technology companies qualifies him to be an effective member of our board. Our board of directors has determined that Mr. Valentine is an audit committee financial expert under Securities and Exchange Commission and NASDAQ standards.

        Edward J. VonderBrink, CPA, age 68, has served on our board of directors since May 2005. He is the retired Area Managing Partner of Grant Thornton LLP, a national certified public accounting firm. Mr. VonderBrink began his career with Grant Thornton in 1967, became a partner in 1977, and served in such capacity until his retirement in 1999. He then became Executive Director of the Entrepreneurial Center of Xavier University from 2000 to 2004. He is currently an independent consultant to closely held businesses. Mr. VonderBrink is a certified public accountant and received both his BSBA in accounting and his MBA from Xavier University.

        Mr. VonderBrink's financial and accounting expertise are valuable attributes for his position as chairman of our Audit Committee. His experiences as a leader of a large organization, coupled with his work with smaller businesses and strategic planning, further qualify him to be an effective member of our board of directors. Our board of directors has determined that Mr. VonderBrink is an audit committee financial expert under Securities and Exchange Commission and NASDAQ standards.

        Robert E. Watson, age 56, has served on our board of directors and as our President and Chief Executive Officer since February 2011. Mr. Watson has over 30 years of experience in the healthcare information technology industry as a chief executive officer, board member, and advisor to many different companies. Immediately prior to joining us, Mr. Watson was engaged as a consultant to several venture capital firms and growth stage healthcare companies from March 2010 to February 2011. Prior to that, Mr. Watson was President and Chief Executive Officer and a director of DocuSys, Inc., a leading provider of anesthesia information systems that was acquired by Merge Healthcare Inc. in March 2010. Prior to joining DocuSys, he was Executive Vice President of Business Development of Concuity, a healthcare division of Trintech, Plc. Prior to Trintech, Plc.'s acquisition of Concuity Inc. in December 2006, Mr. Watson served on its board of directors and as its President and Chief Executive Officer. Prior to joining Concuity, Inc. in 2001, Watson was acting Chief Executive Officer of HealthTrac Corporation, Vice President and General Manager at Cerner Corporation while serving as the Chief Executive Officer of its IQHealth business unit, and has been the founder or senior executive of several successful healthcare organizations throughout his career. Mr. Watson was a director of Satori Labs, Inc. which was sold to Quality Systems, Inc. in 2011. Mr. Watson earned his MBA from the Wharton School of Business at the University of Pennsylvania and his BA in Health Policy Studies and Information and Library Science from Syracuse University.

        Mr. Watson's service as our President and Chief Executive Officer, as well as his extensive experience as chief executive officer of other companies throughout the healthcare information technology industry, qualifies him to be an effective member of our board of directors. Mr. Watson's successful background of leading companies into substantial growth periods, obtaining funding for them, and ultimately maximizing stockholder value are valuable attributes for his leadership positions as a member of our board of directors and our Chief Executive Officer.

        Our board of directors has determined that Messrs. Kaplan, Moseley, Phillips, Turner, Valentine, and VonderBrink are all "Independent Directors" in accordance with the standards set forth in Item 407(a)(1)(i) of Regulation S-K and in Rule 5605(a)(2) of The NASDAQ Stock Market Marketplace Rules.

        There are no family relationships among any of the above named nominees for director or among any of the nominees and any of our executive officers.

        The board of directors recommends a vote "FOR" the election of each of these seven nominees.

Communications with the Board of Directors

        Stockholders may communicate with our board of directors by sending a letter addressed to: Board of Directors, Streamline Health Solutions, Inc., c/o Corporate Secretary, 1230 Peachtree St. NE, Suite 1000, Atlanta, GA 30309. All communications directed to the board of directors will be transmitted promptly to all of our directors without any editing or screening by the Corporate Secretary.

Board of Directors Meetings and Committees

        The board of directors met nine times during fiscal year 2012. Standing committees of the board of directors currently include the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Strategy Committee.

        All nominees for election as directors at the 2013 annual meeting of stockholders were unanimously recommended by the Governance and Nominating Committee and unanimously nominated by the current board of directors, including all of the independent directors. Under our bylaws, director nominations may be brought at an annual meeting of stockholders only by or at the direction of the board of directors or by a stockholder entitled to vote who has submitted a nomination in accordance with the requirements of the bylaws as in effect from time to time. To be timely under our bylaws as now in effect, a stockholder notice must be delivered to our Corporate Secretary at our principal executive offices in Atlanta, Georgia not less than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Under this provision, nominations for the 2013 annual meeting of stockholders were due by February 23, 2013. We received no such nominations, other than the candidates specified by NMP and GPP as described above. Any stockholder nominations for directors desired to be made in connection with our 2014 annual meeting of stockholders must be received by our Corporate Secretary no later than February 21, 2014.

        In fiscal year 2012, each current director attended at least 75% of the aggregate number of meetings of our board of directors and of the committees of the board of directors on which he served.

        Our board of directors has separated the positions of the Chairman of the Board and of the Chief Executive Officer. Our board of directors believes that this separation allows the Chief Executive Officer to focus his attention on the day to day operation of the business and leadership of the management team. The board of directors further believes that having an independent Chairman of the Board provides better accountability between the board of directors and our management team, and facilitates discussions among our directors, formally and informally. As Chairman of the Board, Mr. Phillips is responsible for setting the board of directors' meeting agendas in consultation with the Chief Executive Officer and the other directors, and presides over meetings of our board of directors and stockholders. Our directors believe that this structure provides strong leadership for our board of directors, while maintaining the Chief Executive Officer as our leader in the eyes of customers, employees and stockholders.

        In addition to the standing committees of the board of directors, the independent directors of the board of directors periodically meet in executive session as part of regularly scheduled board meetings. Mr. Phillips, as the independent Chairman of the Board, presides over these executive sessions.

The Audit Committee

        The Audit Committee is comprised entirely of independent directors. Messrs. VonderBrink (Committee Chairman), Miller, Turner, and Valentine are presently the members of the Audit Committee. Mr. Phillips, as the independent Chairman of the Board, attends Audit Committee meetings in a non-voting capacity. The Audit Committee operates under a charter approved by our board of directors and which can be found through our web site at www.streamlinehealth.net/investor-relations. The Audit Committee met separately as a committee six times during fiscal year 2012. The Audit Committee, along with management, met separately or as part of the entire board of directors to review each of our quarterly and annual financial statements filed on Form 10-Q or Form 10-K prior to the filing of those reports with the Securities and Exchange Commission. The Audit Committee Chairman separately discusses our financial reports with the auditors on a regular basis. The Audit Committee's functions include the engagement of our independent registered public accounting firm, review of the results of the audit engagement and our financial results, review of our financial statements by the independent registered public accounting firm and their opinion thereon, review of the auditors' independence, review of the effectiveness of our internal controls and similar functions, and approval of all auditing and non-auditing services performed by our independent registered public accounting firm. The board of directors has determined that Messrs. VonderBrink and Valentine are audit committee financial experts. See "Nominees For Election As Directors" for the biographical information of Messrs. VonderBrink and Valentine.

The Compensation Committee

        The Compensation Committee is comprised entirely of independent directors. Messrs. Turner (Committee Chairman), Levy, Miller, and Moseley are presently the members of the Compensation Committee. Mr. Phillips, as the independent Chairman of the Board, attends Compensation Committee meetings in a non-voting capacity. Our board of directors adopted a formal written charter for the Compensation Committee in January 2013, which can be found on our web site at www.streamlinehealth.net/investor-relations. The Compensation Committee met three times during fiscal year 2012. The Compensation Committee reviews the performance of and establishes the salaries and all other compensation of our Named Executive Officers and other executive officers. The Compensation Committee also administers our 1996 Associate Stock Purchase Plan and 2005 Incentive Compensation Plan and is responsible for grants of equity awards under the 2005 Incentive Compensation Plan.

The Governance and Nominating Committee

        The Governance and Nominating Committee is comprised entirely of independent Directors. Messrs. Levy (Committee Chairman), Kaplan, Miller, and Philips are presently the members of the Governance and Nominating Committee. The purposes of the Governance and Nominating Committee are to assist the board of directors in complying with and overseeing our Code of Conduct and Ethics, to review and consider developments in corporate governance practices, to identify and recommend individuals to the board of directors for nomination as members of our board of directors and its committees, and to develop and oversee the process for nominating board members. The Governance and Nominating Committee operates under a charter approved by our board of directors and which can be found through our web site at www.streamlinehealth.net/investor-relations. The Governance and Nominating Committee met three times during fiscal year 2012.

        The Governance and Nominating Committee has established procedures through which confidential complaints may be made by employees directly to the Chairman of the Governance and Nominating Committee regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, dishonest or unethical conduct; disclosures in our filings with the Securities and Exchange Commission; violations of our Code of Conduct and Ethics; or any other matters relating to questionable actions taken by our employees, officers or directors.

        The Governance and Nominating Committee has also established a review process for all members of our board of directors. In this process, all members perform a self-review and assessment of their own performance as a director and also review and provide constructive feedback of all the other directors. The Governance and Nominating Committee oversees a similar 360 degree review process for our Chief Executive Officer where he is reviewed by himself, by the other directors, and by his direct management reports.

The Strategy Committee

        Messrs. Kaplan (Committee Chairman), Moseley, Phillips, and Valentine are presently the members of the Strategy Committee. The purpose of the Strategy Committee is to work with the Chief Executive Officer and senior management to oversee the development of our strategic plan and to assess and evaluate our strategic and financial opportunities. The Strategy Committee met five times during fiscal year 2012.

Code of Conduct and Ethics

        The board of directors has adopted our Code of Conduct and Ethics which applies to all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer, Controller, and any person performing similar functions), and employees. We have made the Code of Conduct and Ethics available through our website at www.streamlinehealth.net/investor-relations.

 STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 10, 2013, with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director and each nominee for director; (iii) each Named Executive Officer listed in the Summary Compensation Table; and (iv) all directors and current executive officers as a group. In preparing the following table, we relied upon statements filed with the Securities and Exchange Commission by the beneficial owners of more than 5% of our outstanding shares of common stock pursuant to Sections 13(d), 13(g) or 16(a) of the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Great Point Partners, LLC(3) 165 Mason Street, 3rd Floor, Greenwich, CT 06830	1,402,102	10.0%
IPP Holding Company, LLC(4) 2773 Marshall Drive, Tifton, GA 31794	989,477	7.2%
Noro-Moseley Partners IV, L.P.(5) 4200 Northside Parkway, N.W. Building 9, Atlanta, GA 30327	2,123,333	14.3%
Michael K. Kaplan(6)	32,192	*
Richard C. Levy, M.D.(7)	210,096	1.7%
Jay D. Miller(8)	93,422	*
Allen S. Moseley(9)	—	*
Stephen H. Murdock(10)	131,322	1.0%
Jonathan R. Phillips(11)	422,914	3.3%
Andrew L. Turner(12)	153,888	1.2%
Michael G. Valentine(13)	2,536	*
Edward J. VonderBrink(14)	150,710	1.2%
Robert E. Watson(15)	469,679	3.6%
Gary M. Winzenread(16)	232,516	1.8%
All current directors and executive officers as a group (14 persons)(17)	2,093,412	16.4%

*
Represents less than 1%.

(1)
Unless otherwise indicated below, each person listed has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. For purposes of this table, shares subject to stock options or warrants are considered to be beneficially owned if by their terms they may be exercised as of the date of this table or if they become exercisable within sixty days thereafter. Unless otherwise noted, the address for each beneficial owner listed is c/o Streamline Health Solutions, Inc., 1230 Peachtree St. NE, Suite 1000, Atlanta, Georgia 30309.

(2)
These percentages assume the(i) exercise of certain currently exercisable stock options and warrants,(ii) exercise of stock options that will vest and become exercisable within 60 days of April 10, 2013, and(iii) conversion of shares of preferred stock to the extent currently convertible in accordance with applicable beneficial ownership limitation restrictions. The percentages are based on 12,680,615 shares of common stock outstanding.

(3)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013. Consists of 1,402,102 shares of common stock issuable upon conversion of preferred stock owned by funds and accounts for which Great Point Partners, LLC ("GPP") is the investment manager. By virtue of such status, GPP may be deemed to be the beneficial owner of such shares. Each of Dr. Jeffrey R. Jay, M.D. ("Dr. Jay"), as senior managing member of GPP, and Mr. David Kroin ("Mr. Kroin"), as special managing member of GPP, has voting and investment power with respect to such shares and therefore may be deemed to be the beneficial owner thereof. GPP, Dr. Jay, and Mr. Kroin disclaim beneficial ownership of such shares, except to the extent of their respective pecuniary interests therein. Does not include 931,227 shares of common stock issuable upon conversion of preferred stock or warrants to purchase 700,000 shares of common stock held by GPP for which beneficial ownership is not permitted pursuant to certain applicable beneficial ownership limitation restrictions.

(4)
Based on the Schedule 13G filed with the Securities and Exchange Commission on April 18, 2013. Consists of 989,477 shares remaining from those issued to IPP Holding Company, LLC on June 15, 2012 upon conversion of the convertible note in the original principal amount of $3,000,000. IPP Holding Company, LLC and W. Ray Cross, a member and manager of the company, are deemed to share voting and dispositive power over all 989,477 shares.

(5)
Based on the Schedule 13D filed with the Securities and Exchange Commission on August 29, 2012 and information available to us since that date. Consists of 1,633,333 shares of common stock issuable upon conversion of preferred stock shares of common stock owned by Noro-Moseley Partners VI, L.P. and its general partner, Moseley and Company VI, LLC, and warrants to purchase 490,000 shares of common stock that are currently exercisable. Both entities are deemed to share voting and dispositive power of all 2,123,333 shares.

(6)
Mr. Kaplan is a member of our board of directors. Includes 32,192 shares owned by Mr. Kaplan.

(7)
Mr. Levy is a member of our board of directors. Includes 170,096 shares owned by Dr. Levy and 40,000 shares that are issuable upon the exercise of currently exercisable options.

(8)
Mr. Miller is a member of our board of directors. Includes 78,422 shares owned by Mr. Miller and 15,000 shares that are issuable upon exercise of currently exercisable options.

(9)
Mr. Moseley is a member of our board of directors.

(10)
Mr. Murdock is our Senior Vice President and Chief Financial Officer. Includes 27,151 shares owned by Mr. Murdock, 93,059 shares that are issuable upon the exercise of currently exercisable options, and 11,112 shares underlying unvested stock options that will vest and be exercisable within 60 days of April 10, 2013.

(11)
Mr. Phillips is a member of our board of directors. Includes 367,914 shares owned by Mr. Phillips, 10,000 shares held by his wife, and 45,000 shares that are issuable upon exercise of currently exercisable options.

(12)
Mr. Turner is a member of our board of directors. Includes 116,888 shares owned by Mr. Turner, 2,000 shares held by his wife, and 35,000 shares that are issuable upon exercise of currently exercisable options.

(13)
Mr. Valentine is a member of our board of directors. Includes 2,536 shares owned by Mr. Valentine.

(14)
Mr. VonderBrink is a member of our board of directors. Includes 105,710 shares owned by Mr. VonderBrink and 45,000 shares that are issuable upon exercise of currently exercisable options.

(15)
Mr. Watson is our President and Chief Executive Officer. Includes 190,888 shares owned by Mr. Watson, 2,160 shares held by his wife, 257,208 shares that are issuable upon exercise of currently exercisable options, and 19,423 shares underlying unvested stock options that will vest and be exercisable within 60 days of April 10, 2013.

(16)
Mr. Winzenread served as our Senior Vice President and Chief Operating Officer until his resignation on January 31, 2013. Includes 69,564 shares owned by Mr. Winzenread, 160,119 shares that are issuable upon exercise of currently exercisable options, and 2,833 shares underlying unvested stock options that will vest and be exercisable within 60 days of April 10, 2013.

(17)
This table excludes Mr. Richard D. Leach who resigned as an executive officer effective August 16, 2012.

 EXECUTIVE OFFICERS

        The names, ages, and positions held by our executive officers as of April 10, 2013 are:

Name(1)	Age	Position(2)	First Appointed as Executive Officer
Robert E. Watson	56	President, Chief Executive Officer, and Director	2011
Stephen H. Murdock	54	Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	2011
Michael A. Schiller	45	Senior Vice President of Sales	2012
Matthew S. Seefeld	36	Senior Vice President, Solutions Strategy	2012
Richard D. Nelli	44	Senior Vice President and Chief Technology Officer	2013
Herbert P. Larsen	56	Senior Vice President, Client Services	2013

(1)
Gary M. Winzenread, our Senior Vice President and Chief Operating Officer, resigned effective as of January 31, 2013.

(2)
All of our current officers hold office until their successors are elected and qualified or until any removal or resignation. Our officers are elected by the board of directors and serve at the discretion of the board.

        For more information about Robert E. Watson, our President and Chief Executive Officer, please see "Nominees for Election as Directors" in this proxy statement.

        Stephen H. Murdock joined us in April 2011 as Senior Vice President and Chief Financial Officer. Mr. Murdock has financial executive experience and is a certified public accountant. From December 2008 through his joining us, he served as an independent capital financing consultant in the municipal infrastructure sector and has provided chief financial officer services to a number of private companies. From October 2007 to December 2008, Mr. Murdock was the Chief Financial Officer of Global MailExpress, Inc. (now known as Streamlite, Inc.), a business-to-consumer package delivery company serving customers in various industries including mail-order pharmacies. From July 2002 to September 2007, Mr. Murdock served as Chief Financial Officer of Orion HealthCorp., Inc. and one of its predecessor companies, Integrated Physician Solutions, Inc., both of which provide practice management services to physicians and physician practices, including services in the areas of billing, collections, coding, reimbursements, managed care contracts, accounting, and bookkeeping. Prior to 2002, he served as Chief Financial Officer of several private companies, including SmartMail, LLC, Nations Healthcare, Inc. and Visiting Nurse Health System, Inc., and practiced public accounting with KPMG LLP from 1981 to 1989 where he was promoted to Senior Audit Manager.

        Michael A. Schiller joined us in February 2012 as Senior Vice President, Sales. Mr. Schiller brings over 20 years of experience in the healthcare information technology market. He is responsible for all of our sales, marketing, and client management activities with the direct sales team, marketing team, account management, and business development associates, reporting directly to him. Before joining us, Mr. Schiller served as Area Vice President at All scripts Healthcare Solutions, Inc. (NASDAQ: MDRX), a healthcare information technology company, from April 2010 to February 2012, where he was responsible for all new business sales in the Gulf Region and directed a team of sales leaders and sales professionals. Before joining Allscripts Healthcare Solutions, Inc., Mr. Schiller spent 15 years with IDX Systems Corporation (NASDAQ: IDXC), which was subsequently acquired by General Electric Company (NYSE: GE), in various roles ranging from an individual contributor to executive management. Prior to IDX/GE, he held the titles of Business Office Director at a large multispecialty group and Senior Reimbursement Analyst in the oncology market. Mr. Schiller's prior experience also includes supporting, implementing, and selling software solutions. Mr. Schiller has also managed several sales organizations that provided solutions and services in the acute, radiology, and ambulatory markets.

        Matthew S. Seefeld joined us in 2011 when we acquired the assets of Interpoint Partners, LLC, where he was the founder and Chief Executive Officer. He was appointed as Senior Vice President, Solutions Strategy in September 2012. Prior to that time, he served as our Chief Strategist, Revenue Cycle. Mr. Seefeld directly oversees the solutions management team. He also works closely with the account management and implementation, research and development, and sales and marketing teams regarding solution deployments, customer satisfaction, and execution of solution strategies. He brings over 12 years of management consulting experience in the healthcare industry. Mr. Seefeld's career focus has been the design and deployment of technology solutions directed at gross revenue, net income, and balance sheet improvement for hospitals, health systems, academic medical centers, and physician group practices nationwide. He brings extensive expertise in the assessment, design, and implementation of process improvement programs across the entire revenue cycle, including clinical operations and capacity management. Mr. Seefeld began his career in 2000 with Stockamp & Associates, Inc. and worked for both PricewaterhouseCoopers LLP from April 2003 to December 2005 and Deloitte Consulting LLP from December 2005 to December 2006 in their Healthcare and Life Sciences practice lines prior to co-founding Interpoint Partners, LLC in January 2007.

        Richard D. Nelli joined us in January 2013 as Senior Vice President and Chief Technology Officer. Mr. Nelli is an accomplished healthcare technology and product management executive. He is responsible for execution and advancement of our healthcare solutions portfolio, technical data center operations, and overall technology strategy. He has launched over 50 healthcare product and service offerings over his career, many of which are the recognized leaders in the United States, Europe, Asia and the Middle East. Before joining us, Mr. Nelli served as the Chief Technology Officer at CareMedic Systems from September 2007 to November 2012 and led the Product Management and Information Technology areas of one of the leading US healthcare revenue cycle organizations. He led CareMedic thru the successful acquisition by United Health Group in 2010. Previously, he also served as Vice President of Product Management at Quovadx (now Lawson Software) from April 2011 to July 2007, where he guided the company's Cloverleaf Integration strategies, which led to the successful acquisition by Battery Ventures in 2007. Mr. Nelli is a visible industry thought leader, and highly sought after public speaker. He currently serves as an advisor to the US Healthcare Efficiency Index, and is active in such healthcare industry organizations as Cooperative Exchange, WEDI, HFMA, AHIMA, and HIMSS.

        Herbert P. Larsen joined us in January 2013 as Senior Vice President, Client Services. He is responsible for all implementation services and technical support delivered to our clients. Immediately prior to joining us, he was Principal, Healthcare Industry Strategy with Edifecs, Inc., a privately-held healthcare information technology firm headquartered in Bellevue, Washington. During his seven year tenure at Edifecs, Mr. Larsen was responsible for building and managing various departments across the organization, including Sales, Industry Relations, Alliances and Client Services. Prior to Edifecs, he held senior product and market leadership roles at Quovadx (now Lawson Software) from 2000 to 2004. Mr. Larsen also served as a Director in Arthur Andersen LLP's Healthcare Consulting Practice in Atlanta, and was responsible for relationships with numerous top-tier payer and provider clients across the healthcare spectrum from 1997 to 2000. Mr. Larsen also had direct claims, customer service, and network operations responsibility for BCBS of Georgia's Atlanta Market from 1992 to 1997 and served in account management at CIGNA Corporation.

 EXECUTIVE COMPENSATION

Named Executive Officers

        This proxy statement contains information about the compensation paid to our Named Executive Officers during fiscal year 2012. For fiscal year 2012, in accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

  •
  Robert E. Watson, our President and Chief Executive Officer;

  •
  Stephen H. Murdock, our Senior Vice President and Chief Financial Officer; and

  •
  Gary M. Winzenread, our former Senior Vice President and Chief Operating Officer.

        Mr. Watson and Mr. Winzenread were also Named Executive Officers for our 2011 fiscal year, and Mr. Murdock is newly determined to be Named Executive Officer for our 2012 fiscal year, his first full fiscal year of employment with us.

Compensation Overview

        We qualify as a "smaller reporting company" under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the "Compensation Discussion and Analysis" disclosure required of larger reporting companies.

        Role of the Compensation Committee.    All compensation for our Named Executive Officers and the other executive officers is determined by the Compensation Committee of our board of directors, which is composed only of independent directors. The Compensation Committee is charged with responsibility for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled board meetings and among the committee members outside of regularly scheduled meetings. The Compensation Committee administers our 2005 Incentive Compensation Plan and our 1996 Associate Stock Purchase Plan and is responsible for approving grants of equity awards under the 2005 Incentive Compensation Plan. Our Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive plan compensation and equity awards for himself, the other Named Executive Officers, and the other executive officers. Such recommendations are considered by the Compensation Committee; however, the committee retains full discretion and authority over the final compensation decisions for the Named Executive Officers and such other officers. The Compensation Committee acts under the authority of a written charter, which is available on our web site at www.streamlinehealth.net/investor-relations.

        The Compensation Committee has full authority to engage independent compensation consultants. The Compensation Committee has in the past, and may in the future, directly commission compensation studies from such consultants to provide benchmark and other data to be used by the committee in determining the compensation and benefits for the Named Executive Officers. The Compensation Committee does not obtain such compensation studies on an annual basis and, in 2012, the committee did not use any current benchmark data in setting compensation for the Named Executive Officers.

        Compensation Philosophy and Objectives.    The Compensation Committee's compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers and other executive officers with the interests of the stockholders. To do this, we currently offer a competitive total compensation package consisting of: base salary; annual non-equity incentive compensation opportunities; long-term incentives in the form of equity awards; and employee benefits.

        The Compensation Committee believes that compensation for the Named Executive Officers should be based on our performance. Because we are small, the performance of the Named Executive Officers directly affects all aspects of our results. Therefore, the Compensation Committee typically has developed variable compensation packages for the Named Executive Officers that are entirely or largely based on our performance rather than upon individual performance measures. The Compensation Committee also considers our industry and geographic location norms in determining the various elements and amounts of compensation for our Named Executive Officers.

        The Compensation Committee believes that several factors are critical to our future success. These factors include the quality, appropriate skills, and dedication of the Named Executive Officers.

        Compensation Structure.    The Compensation Committee establishes a total targeted cash compensation amount for each Named Executive Officer, which includes base salary and non-equity incentive compensation (sometimes generically referred to herein as bonuses), intended to be an incentive for the Named Executive Officers to achieve above normal financial results for our business and to appropriately compensate the Named Executive Officers for successfully achieving such performance. All of the elements of our executive compensation program are designed to deliver both year-to-year and long-term stockholder value increases. A significant portion of the executives' compensation is at-risk, vests over time if equity based, and is tied directly to our short-term and long-term success.

        The Named Executive Officer non-equity incentive compensation is based on our operational performance, which the Compensation Committee believes reflects the ability of the Named Executive Officer to increase stockholder value in both the short-term and long-term. The individual amounts and mix of compensation elements are established based on the determination of the Compensation Committee as to whether each particular element provides an appropriate incentive for expected performance that would enhance stockholder value. These elements include performance factors related to financial and operational goals established for the Named Executive Officers each year.

        The Compensation Committee also considers each Named Executive Officer's current salary and prior-year incentive compensation along with the appropriate balance between long-term and short-term incentives.

  Key elements of Executive Compensation for the 2012 Named Executive Officers.

        Base Salaries.    Salaries are established based on the individual responsibilities of the Named Executive Officers in the competitive marketplace in which we operate at levels necessary to attract and retain the executive. Base salaries are reviewed annually and adjusted periodically to take into account promotions, increases in responsibility, inflation, and increased experience, and competitive compensation levels as recommended by the Chief Executive Officer with respect to the other Named Executive Officers.

        In fiscal year 2012, the Compensation Committee established the base salary for each of the Named Executive Officers as follows: Mr. Watson, $275,000 (a 10% increase from the prior year); Mr. Murdock, $200,000 (an 11% increase from the prior year); and Mr. Winzenread, $205,400 (a 3% increase from the prior year).

        Non-equity Incentive Compensation.    Historically, the Compensation Committee establishes a non-equity incentive compensation program, a "pay for performance plan," to incentivize and reward superior performance of our business for the forthcoming fiscal year. The cash payments under this plan are paid annually based on the Committee's evaluation of certain financial performance metrics across our business and certain target performance metrics specific to individual executive officers. The

Compensation Committee attempts to set financial objectives as part of the program that the Committee believes are achievable, but not assured, and that are in line with both the short-term and long-term interests of the stockholders.

        As a result of the significant transition occurring in our business following the acquisition of Interpoint Partners late in fiscal year 2011 and the anticipated additional potentially significant items expected during fiscal year 2012, the Committee decided that the historical approach for determining non-equity incentive compensation using pre-determined metrics would not be appropriate for fiscal year 2012 award determinations. As a result, the non-equity incentive compensation awards for our Named Executive Officers and other executive officers were determined on a discretionary basis taking into account a broad evaluation of financial metrics across the company (including, but not limited to, total revenue net of acquisitions, adjusted EBITDA net of acquisitions, and total sales bookings for the year) and individual performance of the executive. The Committee solicited our Chief Executive Officer's input in recommending award amounts for the other Named Executive Officers and other executive officers. For fiscal year 2012, the Named Executive Officers were awarded the following amounts as non-equity incentive compensation, which amounts were paid in fiscal year 2013: $200,000 for Mr. Watson, $50,000 for Mr. Murdock, and $61,620 for Mr. Winzenread.

        Long-term Equity Awards.    The Compensation Committee makes recommendations to the full board of directors regarding the granting of equity awards under our 2005 Incentive Compensation Plan. The Compensation Committee has the ability and flexibility under the 2005 Incentive Compensation Plan to determine from time to time the specific type of award and the terms and conditions related thereto that the Compensation Committee believes are best designed at that time to provide a strong incentive for senior management's superior performance and continued service to us. The 2005 Incentive Compensation Plan provides for grants of stock options, stock appreciation rights and shares of restricted stock. The Compensation Committee believes that properly structured and timed long-term equity awards can encourage executive retention as such awards can be made subject to vesting, performance achievement over time, or other achievement or termination provisions. Long-term equity awards should be given to executive officers and other employees who successfully demonstrate a capacity for contributing directly to our success.

        The Compensation Committee does not currently have a policy for the automatic awarding of equity awards to the Named Executive Officers or our other employees. Grants are made periodically, based on individual past performance, and other criteria deemed relevant by the Compensation Committee at the time awards are made. The Compensation Committee granted equity awards to the Named Executive Officers in 2012 as noted in detail in the compensation discussion below.

        In fiscal 2012, Mr. Watson was granted a stock option for 50,000 shares of our common stock on April 4, 2012 with an exercise price per share equal to $2.00 per share and Mr. Murdock was granted a stock option for 50,000 shares of our common stock on January 29, 2013 with an exercise price of $5.37. Mr. Winzenread did not receive any equity grants in fiscal 2012. In addition, on April 22, 2013 Mr. Watson was granted a stock option for 100,000 shares of our common stock with an exercise price per share equal to $6.90 in connection with the execution of his new employment agreement.

        Benefits.    We provide group life insurance, health and dental care insurance, employee stock purchase plan discounts, long-term disability insurance, 401(k) plan matching contributions and similar benefits to all employees, including the Named Executive Officers. These benefits do not discriminate in scope, terms, or operation in favor of the Named Executive Officers.

        Perquisites.    We provide some of the Named Executive Officers with an annual automobile allowance that the Compensation Committee believes is reasonable, competitive, and consistent with our overall executive compensation program. The automobile allowance and all other benefits that could be considered perquisites amount to less than $10,000 per year for each Named Executive Officer individually.

        Employment and Indemnification Agreements.    We have employment agreements with each of our Named Executive Officers. Those agreements provide each Named Executive Officer with certain benefits upon termination of employment as discussed below. We have also entered into indemnification agreements with each of our Named Executive Officers and directors. Each indemnification agreement provides that we will indemnify the covered individual to the full extent permitted by Delaware law. The indemnification agreement also requires us to maintain directors and officers insurance coverage substantially equivalent to our current coverage, provided that the costs of maintaining such insurance does not become substantially disproportionate to the coverage obtained and that such insurance is reasonably available to us.

        Mr. Watson's Employment Agreement    We have entered into an employment agreement with Mr. Watson, our President and Chief Executive Officer. Mr. Watson's prior employment agreement expired on January 31, 2013, and a new employment agreement was entered into on April 22, 2013 with an initial term through January 31, 2015 and provisions for automatic annual renewals. This agreement contains the provisions described below and other usual and customary provisions found in executive employment agreements. The agreement provides that he serves as our President and Chief Executive Officer throughout the term of the agreement; his base salary is $325,000 and is subject to annual adjustment at the discretion of the Compensation Committee. In fiscal year 2012, his base salary was $275,000. If we terminate Mr. Watson's employment for reasons other than good cause, death or continued disability, if Mr. Watson terminates his employment for good reason, or if we not renew the term of the Agreement in the year following the initial term, Mr. Watson will generally be entitled to receive: (1) accrued but unpaid salary through his termination date; (2) reimbursement of expenses incurred prior to his termination date; and (3) an amount equal to 1.25 times (or 2 times, in certain situations involving a change in control) the sum of (A) his annual base salary then in effect and (B) an amount equal to the higher of his bonus for the prior fiscal year or his target bonus for the fiscal year in which termination occurs. In the case of termination of employment for the reasons set forth above within 90 days prior to or 12 months following a change in control, Mr. Watson will be entitled to receive the foregoing benefits and all his equity awards will immediately vest in full and remain exercisable until the earlier of the end of the applicable option period or 180 days from his termination. Our total cost upon termination in such events would be $670,313 (or $1,072,500 in the case of a change of control) based upon his current base salary and non-equity incentive target compensation in fiscal year 2013. Mr. Watson is subject to a non-compete provision for a period of two years following termination of employment.

        Mr. Murdock's Employment Agreement.    We have entered into an employment agreement with Mr. Murdock, who serves as our Senior Vice President and Chief Financial Officer. The agreement's current term runs through April 22, 2014 and provides for automatic annual renewals. The agreement contains the provisions described below as well as other usual and customary provisions found in executive employment agreements. The agreement provides that he serve in these executive positions throughout the term of the agreement and for a base salary of $180,000, which is subject to periodic adjustment by the Compensation Committee of our board of directors. Mr. Murdock's base salary was $200,000 in fiscal year 2012 and is $225,000 in fiscal year 2013. His employment agreement contains provisions that if he is terminated for reasons other than good cause, death or disability, he would receive severance equal to fifty percent of his then current annual base salary plus fifty percent of the higher of the bonus paid to him during the prior fiscal year or earned in the then current fiscal year to date, all of which would be paid within 90 days following termination. The employment agreement also contains a non-compete provision for a period of two years following termination of employment. In addition, in the event that his employment is terminated or he terminates his employment due to a material reduction in his duties or compensation within twelve months of a change in control, he will receive a lump sum payment equal to the severance amount described above. Our total cost upon termination in such events would be $137,500 based upon his current base salary and non-equity incentive compensation paid in fiscal year 2012.

        Mr. Winzenread's Separation and Consulting Agreements.    Mr. Winzenread resigned from his position as our Senior Vice President and Chief Operating Officer effective January 31, 2013. In connection with his resignation, we entered into a separation agreement with Mr. Winzenread and a short-term consulting agreement. Pursuant to the separation agreement, Mr. Winzenread will receive $159,240 in separation pay and his stock options continue to vest through April 30, 2013, after which any unvested options are forfeited. Mr. Winzenread has until July 29, 2013 to exercise the vested stock options in accordance with the terms of the 2005 Incentive Compensation Plan. As of April 10, 2013, he has not exercised any options. Pursuant to the consulting agreement, Mr. Winzenread will be available to provide consulting services to us for the period from February 1, 2013 through April 30, 2013. Such consulting services will be provided at our request, and Mr. Winzenread will be compensated at a rate of $100 per hour for any services provided. We will also reimburse Mr. Winzenread for any expenses he incurs in connection with providing consulting services under the agreement. The consulting agreement also contains a non-compete provision for a period of one year following termination of that agreement.

        Section 162(m).    Based on the Compensation Committee's past compensation practices, the Compensation Committee does not currently believe that Section 162(m) of the Internal Revenue Code, which limits the deductibility of executive compensation in certain events, will adversely affect our ability to obtain a tax deduction for compensation paid to our Named Executive Officers.

        Nonqualified Deferred Compensation.    We have no deferred compensation plans for our Named Executive Officers or any other employees. However, the American Jobs Creation Act of 2004 which was signed into law on October 22, 2004, changed the tax rules applicable to nonqualified deferred compensation arrangements and, in certain circumstances, may apply to equity awards, severance payments, and other forms of compensation that may constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code. The final regulations under Section 409A are now in effect, and we believe we are operating in compliance.

Summary of Cash and Certain Other Compensation

        The following table is a summary of certain information concerning the compensation earned during the last two fiscal years by our Named Executive Officers for fiscal year 2012.

Summary Compensation Table

Name and Principal Position(5)	Year	Salary(1) ($)	Option Awards(6) ($)	Stock Awards(6,7) ($)	Non-Equity Incentive Plan Compensation(7) ($)	All Other Compensation(2, 3 & 4) ($)	Total ($)
Robert E. Watson	2012	275,000	32,618	—	200,000	15,204	522,822
Chief Executive Officer	2011	250,000	—	75,000	75,000	10,453	410,453
and President
Stephen H. Murdock	2012	200,000	131,202	—	50,000	9,211	390,413
Sr. Vice President and	2011	180,000	129,000	41,500	18,905	5,421	374,826
Chief Financial Officer
Gary M. Winzenread	2012	205,400	—	—	61,620	8,346	275,366
Sr. Vice President and	2011	200,000	88,740	30,000	30,000	8,354	357,094
Chief Operating Officer

(1)
Includes amounts contributed by the officers to our 401(k) plan.

(2)
Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed $10,000 reported for that year.

(3)
Includes our matching contribution to the 401(k) plan equal to a 100% match on the first 4% of the employee's compensation which is available to all employees who participate in the plan.

(4)
Excludes group life insurance, health care insurance, employee stock purchase plan discounts, long-term disability insurance and similar benefits provided to all employees that do not discriminate in scope, terms or operations in favor of the Named Executive Officers.

(5)
All officers serve at the pleasure of the board of directors and are appointed annually to their current positions. Mr. Winzenread resigned as our Senior Vice President and Chief Operating Officer effective as of January 31, 2013.

(6)
The amounts included in the table above reflect the total grant date fair value at the time of the grant and were determined in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in the footnotes to our consolidated financial statements, which are included in our annual report on Form 10-K for the year ended January 31, 2013 filed with the Securities and Exchange Commission.

(7)
Each Named Executive Officer opted to have a portion of his non-equity incentive compensation in 2011 paid in restricted stock, which vested on the grant date, in lieu of cash. Accordingly, Mr. Watson received 45,454 shares of restricted stock; Mr. Murdock received 13,363 shares of restricted stock; and Mr. Winzenread received 18,181 shares of restricted stock. The shares of restricted stock were granted to each Named Executive Officer at a price of $1.65 per share.

 Outstanding Equity Awards at 2012 Fiscal Year End(1)

        The following table sets forth information with respect to the Named Executive Officers equity awards outstanding as of January 31, 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares that Have Not Vested ($)
Robert E. Watson	166,656	83,344	(2)	2.00	1/31/2021	—	—
	60,000	90,000	(3)	3.00	1/31/2021	—	—
	12,497	37,503	(4)	2.00	4/4/2022	—	—
Stephen H. Murdock	58,338	41,662	(5)	2.00	4/21/2021	—	—
	23,609	26,391	(6)	2.00	8/15/2021	—	—
	—	50,000	(7)	5.37	1/28/2023	—	—
Gary M. Winzenread(8)	20,000	—		2.19	7/29/2013	—	—
	51,862	—		1.80	7/29/2013	—	—
	17,287	8,644		1.995	7/29/2013	—	—
	56,660	8,499		2.00	7/29/2013	—	—

(1)
The closing market price for one share of our common stock on January 31, 2013, the end of fiscal year 2012, was $5.43.

(2)
These options vest ratably monthly until they are fully vested on January 31, 2014.

(3)
These options vest ratably annually until they are fully vested on January 31, 2016.

(4)
These options vest ratably monthly until they are fully vested on April 24, 2013.

(5)
These options vest ratably monthly until they are fully vested on April 22, 2014.

(6)
These options vest ratably monthly until they are fully vested on August 16, 2014.

(7)
These options vest ratably monthly until they are fully vested on January 29, 2016.

(8)
Pursuant to his separation agreement, all of Mr. Winzenread's outstanding options continue to vest until April 30, 2013 and will expire if not exercised prior to July 29, 2013.

Option Exercises and Stock Vested in 2012 Fiscal Year

        No shares of our common stock were acquired by any Named Executive Officer on exercise of outstanding option awards in fiscal year 2012. The Named Executive Officers did not have any other restricted stock vest in fiscal 2012.

Equity Compensation Plan Information

        The following table presents additional information regarding securities authorized for issuance under the Company's equity compensation plans as of January 31, 2013:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,561,910	(1,2)	$3.14	383,786	(5)
Equity compensation plans not approved by security holders	1,123,328	(3)	$2.85	—	(4)

Total	2,685,238	(1,2, & 3)	$3.02	383,786

(1)
Includes 5,000 options that can be exercised under the 1996 Employee Stock Option Plan.

(2)
Includes 1,556,910 options that can be exercised under the 2005 Incentive Compensation Plan.

(3)
Options granted under an inducement grant with terms as nearly as practicable identical to the terms and conditions of our 2005 Incentive Compensation Plan. The share and option awards are inducement grants, pursuant to NASDAQ Marketplace Rule 5635(c)(4).

(4)
Our board of directors has not established any specific number of shares that could be issued without stockholder approval. Inducement grants to new key employees will be determined on a case-by-case basis. Other than possible inducement grants, we expect that all equity awards will be made under stockholder approved plans.

(5)
Includes 240,528 shares to be issued from the 2005 Incentive Compensation Plan and 143,258 shares to be issued from the 1996 Associate Stock Purchase Plan.

 DIRECTOR COMPENSATION

        We currently pay each of our non-employee directors the following fees for service on our board and committees: (i) an annual retainer of $10,000, (ii) $1,500 for each regularly scheduled board meeting attended in person, or $500 for a telephonic meeting, and (iii) $1,500 per day for each special meeting or committee meeting attended in person on days when there are no board meetings or $500 if these meetings are telephonic. In addition, committee chairmen are paid an annual retainer of $2,500, and the Chairman of the Board is paid an annual retainer of $35,000. The Chairman of the Board is not compensated for committee meeting fees. All annual retainers are paid immediately following the annual stockholders meeting to directors elected at such meeting. Mr. Watson, as one of our officers, was not separately compensated as a member of the board of directors. See the "Summary Compensation Table" for information relating to Mr. Watson's compensation as our President and Chief Executive Officer. As a principal of NMP, Mr. Moseley is not permitted to accept personal compensation for service on boards of directors of companies in which NMP invests. Therefore, the meeting and retainers relating to Mr. Moseley's service as a director are paid directly to NMP. In order to attract and retain high quality non-employee independent directors, we currently have a policy of allowing independent directors to accept a grant of restricted stock with a one-year vesting period, in equal value to all or a portion of their annual board fees, in lieu of cash.

        In addition, incumbent non-employee directors (other than the Chairman of the Board) are annually granted $25,000 in restricted stock with a one-year vesting period, which grant is made on the date of the annual meeting of stockholders to directors elected at such meeting. The Chairman of the Board is annually granted $40,000 in restricted stock with a one-year vesting period. These awards are pursuant to our 2005 Incentive Compensation Plan at a value equal to the closing price of our common stock on the date the awards are granted. We believe that the awarding of restricted stock to directors is a necessary component of their total compensation, including their directors fees, to align their interests with those of our stockholders. Our Compensation Committee and board of directors have allowed a limited exception to this policy in connection with Mr. Moseley's service as a director on our board to account for limitations on his ability to accept compensation for service as a director and in recognition that a grant of restricted stock to NMP would not satisfy the intent of the board's policy. For so long as Mr. Moseley remains a director on our board, we will pay the $25,000 cash equivalent value to NMP instead of issuing restricted stock.

        The 2005 Incentive Compensation Plan provides for the granting of non-qualified stock options to directors who are not our employees as noted above. During the 2012 fiscal year, there were no stock options awarded to any director.

        The 2005 Incentive Compensation Plan also provides for the granting of restricted stock to directors who are not our employees as noted above. During the 2012 fiscal year, the directors were awarded the following number of shares of restricted stock: Michael K. Kaplan, 19,329 shares; Richard C. Levy, 23,195 shares; Jay D. Miller, 15,463 shares; Jonathan R. Phillips, 42,525 shares; Andrew L. Turner, 21,391 shares; Michael G. Valentine, 2,536 shares; and Edward J. VonderBrink, 12,886 shares.

 Director Compensation in 2012(1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards(2)(3) ($)	Option Awards(3) ($)	Total ($)
Michael K. Kaplan(4)	15,500	37,500	—	53,000
Richard C. Levy, M.D.	7,000	45,000	—	52,000
Jay D. Miller	15,000	30,000	—	45,000
Allen Moseley(5)	—	—	—	—
Jonathan R. Phillips	6,000	82,500	—	88,500
Andrew L. Turner	6,500	41,500	—	48,000
Michael G. Valentine	8,333	14,582	—	22,915
Edward J. VonderBrink	27,000	25,000	—	52,000

(1)
The amounts included in the table above for Option Awards and Restricted Stock Awards reflect the total amount of the grant date fair value for options and restricted stock grants computed in accordance with Financial Accounting Standards Board ASC Topic 718.

(2)
The amounts shown include the value of shares of restricted stock granted to each of Messrs. Levy, Phillips, and Turner in 2012 in lieu of paying their meeting fees in cash.

(3)
As of January 31, 2013, the aggregate number of restricted shares outstanding under the 2005 Incentive Compensation Plan for each director, as applicable, is as follows: Mr. Kaplan, 19,329, Dr. Levy, 23,195, Mr. Miller, 15,463, Mr. Phillips, 42,525, Mr. Turner, 21,391, Mr. Valentine, 2,536, and Mr. Vonderbrink, 12,886. As of January 31, 2013, the aggregate number of options outstanding under the 2005 Incentive Compensation Plan for each director, as applicable, is as follows: Dr. Levy, 40,000, Mr. Phillips, 45,000, Mr. Turner, 35,000, Mr. Vonderbrink, 45,000, and Mr. Miller, 15,000.

(4)
Meeting and retainers relating to Mr. Kaplan's service as a director are paid on his behalf to his company, Altos Health Management.

(5)
As described above, Mr. Moseley is not permitted to accept personal compensation for service on our board. A total of $20,541.33 was paid to NMP relating to his service as a director in fiscal year 2012.

        We also have entered into indemnification agreements with each of our directors. Each indemnification agreement provides that we will indemnify the covered individual to the full extent permitted by Delaware law. The indemnification agreement also requires that we maintain directors and officers insurance coverage substantially equivalent to our current coverage, provided that the costs of maintaining such insurance does not become substantially disproportionate to the coverage obtained and that such insurance is reasonably available to us.

        We have provided liability insurance for our directors and officers since 1996. The current policies expire on April 26, 2014. The annual cost of this coverage is approximately $100,000. Upon expiration, the current policies will be renewed or replaced with at least equivalent coverage.

Compensation Committee Interlocks and Insider Participation

        The following non-employee independent directors serve on the Compensation Committee: Andrew L. Turner, Richard C. Levy, M.D., Jay D. Miller, and Allen S. Moseley. No member of the Compensation Committee is or was an officer or employee of ours or any subsidiary of ours. None of our directors or Named Executive Officers serve on any board of directors or compensation committee that compensates any member of the Compensation Committee.

 TRANSACTIONS WITH RELATED PERSONS, PROMOTERS,
AND CERTAIN CONTROL PERSONS

        Our Code of Conduct and Ethics requires that our directors, officers, employees, and contractors have a duty of loyalty to us and must avoid any actual or apparent conflict of interest, including related party transactions. A conflict situation can arise when a director, officer, employee, or contractor takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. A conflict of interest may also arise when a member of his or her family, receives improper personal benefits as a result of their position with us. If such situation arises, the individual must immediately report the circumstances to the Chief Financial Officer, who in turn must immediately report any such circumstance involving a director or officer to our board of directors. Should there be a need for us to enter into a related party transaction, as defined under item 404(a) of Regulation S-K, the full board of directors would review and approve such proposed transaction in advance of entering into a related party transaction. Should the transaction involve a board member, such board member would recuse himself from the discussion and vote on such matter. The Code of Conduct and Ethics is available through our web site at www.streamlinehealth.net/investor-relations.

 AUDIT COMMITTEE REPORT

        The Audit Committee, which operates under a charter approved by our board of directors and can be found through our web site at www.streamlinehealth.net/investor-relations, oversees our financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements that are included in our annual report on Form 10-K, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee is comprised of four independent non-employee directors and held six meetings during fiscal year 2012. The Audit Committee also met independently or as part of the whole board of directors to review with management each of our quarterly and annual financial statements filed on Form 10-Q or Form 10-K, prior to the filing of those reports with the Securities and Exchange Commission. The Audit Committee reviewed with BDO USA, LLP, our independent registered public accounting firm for fiscal year 2012, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In particular, the Audit Committee has discussed with BDO USA, LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended. BDO USA, LLP also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered accountant's communications with the audit committee concerning independence, and the Audit Committee discussed the independent registered public accounting firms' independence with the auditors themselves.

        The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board of directors approved) that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended January 31, 2013 as filed with the Securities and Exchange Commission.

        In addition, the Audit Committee pre-approved the payment of up to $235,000 in audit fees for the above audit, which included fees for work related to the acquisitions of Interpoint Partners, Meta Health Technology and the 2012 Private Placement, an additional $40,000 relating to quarterly reviews, and an additional payment of up to $15,000 for tax fees that includes the preparation and review of various tax returns required to be filed by us. It is the policy of the Audit Committee to pre-approve all services provided by our independent registered accounting firm. The Audit Committee also concluded that BDO USA, LLP's provision of non-audit services, as described above, to us is compatible with BDO USA, LLP's independence.

        In connection with the audit of our fiscal year 2012 financial statements, we entered into an audit engagement agreement with BDO USA, LLP which set forth the terms by which BDO USA, LLP would perform the audit services for us. That agreement is subject to alternative dispute resolution procedures. The Audit Committee has determined that the terms and conditions of the BDO USA, LLP audit engagement agreement are similar to other registered public accounting firms, and a common business practice between companies and their audit firms. Although the provisions of the audit engagement agreement limit our ability to sue BDO USA, LLP by providing for exclusive dispute resolution procedures, we do not believe that such provisions limit our ability to recover from the firm.

The Audit Committee
Edward J. VonderBrink, Chairman Jay D. Miller Andrew L. Turner Michael G. Valentine

OTHER SECURITIES FILINGS

        The information contained in this proxy statement under the heading "Audit Committee Report" is not, and should not be deemed to be, incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended from time to time, that purport to incorporate by reference other Securities and Exchange Commission filings made by us, in whole or in part, including this proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of our common stock (collectively referred to herein as "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such forms received, along with written representations from or on behalf of certain executive officers and directors that they were not required to file any reports, we believe that all of these reports were timely filed during fiscal year 2012, except that (i) Form 4s on behalf of Messrs. Murdock, Schiller and Seefeld with respect to option grants on January 29, 2013 were inadvertently not filed until April 18, April 19, and April 19, 2013, respectively, (ii) Forms 3 and 4 on behalf of IPP Holding Company, LLC relating to their receipt of shares upon conversion of their convertible note on June 15, 2012 and related sales commencing in January 2013 were not filed until April 18, 2013, (iii) a Form 3 on behalf of Mr. Seefeld relating to beneficial ownership of the shares referenced in (ii) was inadvertently not filed until January 4, 2013, and (iv) Noro-Moseley Partners VI, L.P. has not filed a Form 4 to update its holdings as a result of the preferred shares issued upon conversion of its note on November 1, 2012 and upon its warrants becoming exercisable on February 17, 2013.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        On April 22, 2013, KPMG LLP was engaged as our independent registered public accounting firm effective May 1, 2013. Prior to that time, including for the fiscal year ended January 31, 2013, BDO USA, LLP served as our independent registered public accounting firm. A representative of KPMG LLP will be present at the annual meeting of stockholders, and a representative of BDO USA, LLP will be present telephonically at the annual meeting of stockholders. They both will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Change in Independent Registered Public Accounting Firm

        On April 22, 2013, the Audit Committee approved the engagement of KPMG LLP as our independent registered public accounting firm for the fiscal year ended January 31, 2014 and the dismissal and replacement of BDO USA, LLP as the Company's independent registered public accounting firm. KPMG LLP's engagement as our independent registered public accounting firm will commence effective May 1, 2013. As of April 26, 2013, KPMG LLP is in the process of its standard client evaluation procedures and has not accepted the engagement. The dismissal of BDO USA, LLP will be effective April 30, 2013. The decision to change auditors was the result of a competitive process.

        During the fiscal years ended January 31, 2013 and January 31, 2012 and through April 26, 2013, neither we nor anyone on our behalf consulted with KPMG LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The reports of BDO USA, LLP on our consolidated financial statements for the fiscal years ended January 31, 2013 and January 31, 2012 did not contain an adverse opinion or disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the fiscal years ended January 31, 2013 and January 31, 2012 and through April 26, 2013, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years.

        During the fiscal years ended January 31, 2013 and January 31, 2012 and through April 26, 2013, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

        We have provided BDO USA, LLP with a copy of the above disclosures and have requested that BDO USA, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of BDO USA, LLP's letter dated April 26, 2013 was attached as Exhibit 16.1 to our Current Report on Form 8-K filed with Securities and Exchange Commission on April 26, 2013.

Independent Registered Public Accounting Firm Fees

        The following table sets forth our aggregate fees for the fiscal years 2012 and 2011 for audit and other services approved by the Audit Committee to be provided by our accounting firm, BDO USA, LLP and its foreign affiliates, during those periods.

	2012	2011
Audit Fees	$275,000	$195,000
Audit-Related Fees	—	—
Tax Fees	15,000	9,300
All Other Fees	—	—

Total Fees	$290,000	$204,300

        Fees represented in the "Audit Fees" category include fees for audit work performed in the preparation of financial statements as well as in connection with our acquisitions of Interpoint Partners, LLC and Meta Health Technology, Inc., and preparation of the Form S-3 registration statement and related documents in connection with the 2012 Private Placement, which was consummated in August 2012. We also engaged BDO USA, LLP to provide tax consulting and compliance services, in addition to the audit of the financial statements during fiscal year 2012. Our Audit Committee has considered whether the provision of the tax services and other services is compatible with maintaining the independence of BDO USA, LLP. All fees paid to BDO USA, LLP were pre-approved by the Audit Committee in fiscal year 2012.

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        This proposal, commonly known as a "say-on-pay" proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program through the following resolution:

        "RESOLVED, that the stockholders approve the compensation paid to our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure under the heading "Executive Compensation," in this proxy statement."

        While the resolution is non-binding and will not be construed as overruling any decision by our board of directors or create or imply any fiduciary duty by the board of directors, the board and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

        As discussed in "Compensation Overview," the Compensation Committee's compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of the stockholders. To do this, we currently offer a competitive total compensation package. For further details regarding compensation practices that our board believes reflect responsible compensation and governance practices and promote the interests of our stockholders, see "Best Practices Integrated Into Our Equity Compensation Program and the 2013 Plan" below under Proposal 4. The Compensation Committee has determined that the compensation structure for our Named Executive Officers is effective and appropriate.

        Our board of directors recommends a vote "FOR" advisory approval of our compensation for the Named Executive Officers as set forth in this Proposal 2.

 PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION

        As required by Section 14A of the Exchange Act, we are seeking the input of our stockholders on the frequency with which we will hold a non-binding advisory vote on the compensation of our Named Executive Officers. Stockholders will be able to specify one of four choices on this proposal on the proxy card as their recommendation: every 1 year, 2 years, or 3 years, or abstain.

        After careful consideration, our board of directors has recommended that future advisory votes on executive compensation occur every two years. Our Board believes that an advisory vote every two years is most appropriate for our company. This interval gives stockholders the opportunity to react promptly to emerging trends in compensation and our board and Compensation Committee the opportunity to evaluate and implement compensation decisions in light of such feedback from our stockholders. By holding such a vote every two years, stockholders will be better able to determine whether our board and Compensation Committee have implemented any appropriate changes in response to stockholder input. In light of the fact that executive compensation for the current fiscal year has already been established prior to the annual meeting of stockholders taking place each year, having an advisory vote the following year would not allow our board and Compensation Committee sufficient opportunity to modify compensation practices based on the stockholder vote in the current year. Our board and Compensation Committee, which is responsible for designing and administering our executive officer compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote on the compensation of our Named Executive Officers in making decisions on executive compensation.

        The frequency—every 1 year, 2 years, or 3 years—receiving the greatest number of votes cast shall be deemed the recommendation of the stockholders for the frequency of future advisory votes on executive compensation.

        Our board of directors recommends a vote to hold future advisory votes on executive compensation every "2 YEARS".

 PROPOSAL 4—VOTE TO APPROVE 2013 STOCK INCENTIVE PLAN

General Information

        Our Compensation Committee and board of directors have approved adoption of the 2013 Stock Incentive Plan (the "2013 Plan") subject to stockholder approval and have recommended that our stockholders approve the 2013 Plan. If our stockholders approve the 2013 Plan, no further grants will be made under our current stock incentive plan, the 2005 Incentive Compensation Plan (the "2005 Plan"), after June 1, 2013.

        The discussion that follows is qualified in all respects by reference to the terms of the 2013 Plan, a copy of which is attached to these proxy materials as Appendix A and which also may be accessed as part of the electronic version of this proxy statement available on the Securities and Exchange Commission's website at www.sec.gov. Stockholders should refer to the 2013 Plan for more complete and detailed information about the 2013 Plan terms. Our board believes that our employee equity compensation program, as implemented under the 2005 Plan and furthered under the 2013 Plan, allows us to attract, motivate, and retain employees capable of achieving consistently superior business results. Our board also believes that the 2013 Plan effectively aligns the interests of plan participants with those of our stockholders by linking a portion of their compensation directly to increases in stockholder value. We have a history of linking pay to our long-term stock performance for a broad group of employees and selected consultants, not just executives. Approval of the 2013 Plan should provide us with the flexibility we need to continue to use equity compensation to attract, retain, and motivate talented employees, directors, and independent contractors who are important to our long-term growth and success.

"Best Practices" Integrated Into Our Equity Compensation Program and the 2013 Plan

        Our compensation practices include a number of features that our board believes reflect responsible compensation and governance practices and promote the interests of stockholders. Approval of the 2013 Plan will position us to continue and expand these "best practices," including the following:

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  Limitation on Shares Issued.  Assuming stockholder approval of the 2013 Plan, no more than 400,000 total new shares of common stock will be authorized for issuance under the 2013 Plan, plus the number of shares remaining available for issuance under the 2005 Plan at the time the 2013 Plan becomes effective and any shares subject to awards that are forfeited under the 2005 Plan (and further subject to adjustment for anti-dilution purposes). The 2013 Plan also imposes limitations on the number of non-option awards and the amount of participant awards. See "Share Limitations," below.

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  Conservative Share Counting Provisions.  Shares tendered or withheld in payment of an option price or to satisfy tax withholding obligations will not be added back for reuse under the 2013 Plan.

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  No Discounted Stock Options or SARs and Limit on Option and SAR Terms.  Stock options and stock appreciation rights (SARs) must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant (which is generally defined to be the closing sale price on the date of grant), consistent with current practices under the 2005 Plan. In addition, the term of an option or SAR is limited to ten years.

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  No Annual "Evergreen" Provision.  The 2013 Plan requires stockholder approval of any additional authorization of shares, rather than permitting an annual replenishment of shares under a plan "evergreen" provision. Stockholders must approve any additional increases in authorized shares under the 2013 Plan (other than adjustments for anti-dilution purposes).

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  No Stock Option or SAR Repricings Without Stockholder Approval.  The 2013 Plan, like the 2005 Plan, prohibits the repricing of stock options (and, in the case of the 2013 Plan, SARs) without the approval of stockholders. This 2013 Plan provision applies to (a) direct repricings (lowering the exercise price of an option or the base price of a SAR), (b) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (c) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

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  Vesting and Award Practices.  A minimum vesting period generally applies to employee awards under the 2013 Plan. Awards granted to employees under the 2013 Plan will generally be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued service (subject to certain exceptions, as outlined in the 2013 Plan).

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  Prudent Change of Control Provisions.  The 2013 Plan includes prudent "change of control" triggers such as requiring a change in beneficial ownership of 51% or more of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a "change of control" to be deemed to have occurred. In addition, the 2013 Plan generally provides that, unless an award agreement provides otherwise, awards will vest upon a change of control only if a participant's employment is terminated without cause or for good reason within specified time periods related to the change of control.

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  Forfeiture and Recoupment.  The 2013 Plan authorizes our Compensation Committee or board to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

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  Independent Committee.  Like the 2005 Plan, the 2013 Plan will be administered by our Compensation Committee. All members of our Compensation Committee qualify as

    "independent" under Nasdaq listing standards, as "non-employee directors" under Rule 16b-3 adopted under the Exchange Act, and as "outside directors" under Code Section 162(m) to the extent required.

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  No Dividends or Dividend Equivalents on Unearned Performance Awards.  Under the 2013 Plan, dividends and dividend equivalents on performance-based awards may only be paid if and to the extent the award has vested or been earned.

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  Efficient Use of Equity.  We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders.

Share Limitations

        The maximum number of shares that we may issue pursuant to awards granted under the 2013 Plan may not exceed the sum of (a) 400,000 shares, plus (b) any shares (i) remaining available for issuance under the 2005 Plan at the time the 2013 Plan becomes effective and (ii) subject to an award granted under the 2005 Plan if the award is forfeited, cancelled, terminated, expires or lapses for any reason. Of the aggregate number of 2013 Plan shares authorized, no more than 100,000 of such shares may be issued pursuant to stock-settled awards other than stock options and no more than 650,000 shares may be issued under the 2013 Plan pursuant to the grant of incentive stock options.

        In addition, if and to the extent required under Code Section 162(m), under the 2013 Plan, in any 12-month period, (a) no participant may be granted options and SARs that are not related to an option for more than 200,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award); and (b) no participant may be granted awards other than options or SARs that are settled in shares of common stock for more than 50,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award).

        The following are not included in calculating the 2013 Plan share limitations described above: (a) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, (b) awards that are settled in cash, and (c) any shares subject to an award under the 2013 Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason or shares subject to an award that are forfeited to, repurchased, or reacquired by us. In addition, (i) shares issued under the 2013 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving us acquiring another entity will not reduce the maximum number of shares of common stock available for delivery under the 2013 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2013 Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the 2013 Plan.

        The number of shares reserved for issuance under the 2013 Plan, the participant award limitations, and the terms of awards may be adjusted in the event of an adjustment in our capital structure (due to a merger, stock split, stock dividend or similar event). On April 10, 2013, the closing sales price of our common stock as reported on The Nasdaq Stock Market was $7.12 per share.

        As of April 23, 2013, the maximum aggregate number of shares available for future grants under the 2005 Plan, which is our only currently effective stock incentive plan, was 140,528 shares. In addition, at that time, the aggregate number of shares subject to unvested outstanding full value awards was 137,325 shares and the aggregate number of shares subject to outstanding options was 2,750,244 shares. The weighted average exercise price of these options was $3.25 and the weighted average remaining term was 9 years.

        Inclusive of the shares authorized under the 2013 Plan, the outstanding awards that may be paid out in the future, including dividend equivalents and the shares remaining available for grant under the

2005 Plan, the maximum dilutive impact of our equity award program is approximately 20.6%. In determining the maximum number of shares reserved for issuance under the 2013 Plan, our board of directors balanced the need for flexibility to continue to use equity compensation to attract, retain, and motivate talented employees, directors, and independent contractors with the potential expense and delay incident to obtaining future stockholder approval for equity compensation plans and the dilutive impact of such awards to our stockholders.

Purpose and Eligibility; Term

        The purposes of the 2013 Plan are to encourage and enable selected employees, directors, and certain of our independent contractors to acquire or increase their holdings of our common stock in order to promote a closer identification of their interests with our interests and the interests of our stockholders, and to provide flexibility to us in our ability to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of our operation largely depends. If approved by the stockholders, the effective date of the 2013 Plan will be June 1, 2013, and awards can be granted under the 2013 Plan until May 31, 2023 or the 2013 Plan's earlier termination by our board. Awards may be granted to employees, directors, and certain of independent contractors in the discretion of the Administrator (as defined below under "Administration; Amendment and Termination"). As of April 10, 2013, approximately 125 participants would have been eligible to be selected to participate in the 2013 Plan if it were in existence at that time.

        The 2013 Plan's purposes will be carried out by the granting of awards to selected participants. The types of awards authorized under the 2013 Plan include options in the form of incentive options and/or nonqualified options, SARs in the form of freestanding SARs and/or related SARs, restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance shares and performance units, phantom stock awards, other stock-based awards, and dividend equivalent awards. We discuss the material terms of each type of award below.

Administration; Amendment and Termination

        The 2013 Plan provides that the plan will be administered by the Compensation Committee unless our board elects to administer the 2013 Plan in whole or in part. As a matter of practice, the Compensation Committee will administer the 2013 Plan, subject to oversight from our board, particularly of the plan's director equity compensation component. Each member of the Compensation Committee is independent under applicable Code Section 162(m), Securities and Exchange Commission Rule 16b-3 and Nasdaq listing standards. Our board of directors and the Compensation Committee are referred to in this discussion collectively as the "Administrator."

        Subject to the terms of the 2013 Plan, the Administrator's authority includes but is not limited to the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and the terms, conditions, restrictions, and limitations of an award; (b) prescribe the form or forms of agreements evidencing awards granted under the 2013 Plan; (c) establish, amend, and rescind rules and regulations for the administration of the 2013 Plan; and (d) construe and interpret the 2013 Plan, awards, and award agreements made under the 2013 Plan, interpret rules and regulations for administering the 2013 Plan, and make all other determinations deemed necessary or advisable for administering the 2013 Plan. In certain circumstances, the Administrator may delegate to one or more of our officers the authority to grant awards, and to make other determinations under the 2013 Plan with respect to such awards, to persons who are not directors or officers subject to the provisions of Section 16 under the Exchange Act or the requirements of "covered employees" under Code Section 162(m).

        The 2013 Plan may be amended or terminated at any time by the board, and awards under the 2013 Plan may be amended or terminated at any time by the board or Compensation Committee, in each case subject to the following: (a) stockholder approval is required of any 2013 Plan amendment if approval is required by applicable law, rule, or regulation; and (b) an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant's consent. In addition, stockholder approval is required to (i) amend the terms of outstanding options or SARs to reduce the option price or base price of such outstanding options or SARs; (ii) exchange outstanding options or SARs for cash, for options or SARs with an option price or base price that is less than the option price or base price of the original option or SAR, or for other equity awards at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value of the common stock; or (iii) take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Administrator may adjust awards upon the occurrence of certain unusual or nonrecurring events if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan or necessary or appropriate to comply with applicable laws, rules, or regulations.

Vesting

        The Administrator determines the exercise and vesting schedule and other terms and conditions of awards, subject to certain minimum vesting restrictions for employee options, SARs, restricted stock awards, and restricted stock units. Awards granted to an employee under the 2013 Plan shall be subject to a minimum vesting period of three years (which may include installment vesting within such three-year period as determined by the Administrator) or one year if the vesting is based on performance criteria other than continued service; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an award in the event of a participant's death, disability, or retirement, or upon the occurrence of a change of control of the Company; (ii) the Administrator may provide for the grant of an award without a minimum vesting period or may accelerate the vesting of all or a portion of an award for any reason, but only with respect to awards for no more than an aggregate of 10% of the total number of shares of common stock authorized for issuance under the 2013 Plan, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of awards that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, awards that are granted as an inducement to become our employee, or to replace forfeited awards from a former employer, or awards that are granted in exchange for foregone cash compensation; and (iv) the Administrator may grant other stock-based awards under the 2013 Plan without minimum vesting requirements.

Awards

        A summary of the material terms of the types of awards authorized under the 2013 Plan is provided below.

        Options.    The 2013 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees. The Administrator will determine the option price at which a participant may exercise an option. The option price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock, (except for certain options assumed or substituted in a merger or other transaction where the option price is adjusted in accordance with applicable tax regulations). Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent. In addition, except where prohibited by the Administrator or applicable laws, rules, and regulations, payment may also be made by: (a) delivery of shares of common stock owned by the participant; (b) shares of common stock withheld upon exercise; (c) delivery of written notice of exercise to us and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to us the amount of sale or loan proceeds to pay the option price; (d) such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (e) any combination of these methods. Subject to the minimum vesting restrictions for employees, the Administrator will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed ten years (or five years with respect to an employee who possesses more than 10% of the total combined voting power of all classes of our stock). Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Administrator provides otherwise.

        Stock Appreciation Rights.    Under the terms of the 2013 Plan, stock appreciation rights (referred to as SARs) may be granted to the holder of an option (a "related option") with respect to all or a portion of the shares of common stock subject to the related option (a "related SAR") or may be granted separately (a "freestanding SAR"). The consideration to be received by the holder of a SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The holder of a SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR. The base price may be no less than the fair market value per share of the common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price is adjusted in accordance with applicable tax regulations).

        Subject to the minimum vesting restrictions for employees, SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. A SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of related SARs. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

        Restricted Awards.    Under the terms of the 2013 Plan, the Administrator may grant restricted awards to participants in such numbers, upon such terms, and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards or restricted stock units that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards are payable in shares of common stock. Restricted stock units may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2013 Plan and the discretion of the Administrator.

        Subject to the minimum vesting restrictions for employees, the Administrator will determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance factors to be used in valuing restricted awards. These performance factors may vary from participant to participant and between groups of participants and will be based upon such company-wide, business unit, division, or individual performance factors and criteria as the Administrator determines. However, with respect to restricted awards payable to "covered employees" (generally the chief executive officer and the three next highest compensated named executive officers other than the chief financial officer) that are intended to qualify for the compensation deduction limitation exception available under Code Section 162(m), to the extent required under Code Section 162(m), the performance measures are limited to one or more of the performance factors described below under "Performance-Based Compensation—Code Section 162(m) Requirements." In addition, with respect to participants who are not covered employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective.

        The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of restricted awards. If a participant's employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2013 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

        Performance Awards.    Under the terms of the 2013 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value of a share of common stock (as determined in accordance with the 2013 Plan). An award of a performance unit is a grant of a right to receive shares of common stock or a designated dollar value amount of common stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value established by the Administrator at the time of grant.

        Subject to the minimum vesting restrictions for employees, the Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. In the case of performance awards based upon specified performance objectives, the Administrator will determine the performance factors to be used in valuing performance awards, and these performance factors may vary from participant to participant and between groups of participants and will be based upon such company-wide, business unit, division, or individual performance factors and criteria as the Administrator determines. However, with respect to performance awards payable to covered employees that are intended to qualify for the compensation deduction limitation exception available under Code Section 162(m), to the extent required under Code Section 162(m), the performance factors are limited to one or more of the performance factors described below under "Performance-Based Compensation—Code Section 162(m) Requirements." In addition, with respect to participants who are not covered employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to determine the forms and terms of payment of performance awards. If a participant's employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the 2013 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

        Phantom Stock Awards.    Under the terms of the 2013 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms, and at such times as the Administrator may determine. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock.

        Subject to the terms of the 2013 Plan, the Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our common stock with respect to each such phantom stock unit that has vested and is payable. We may make payment in cash, shares of common stock, or a combination of cash and stock, as determined by the Administrator. If a participant's employment or service is terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2013 Plan and the individual award, the participant will forfeit the award unless an award agreement or the Administrator provides otherwise.

        Other Stock-Based Awards.    The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock or awards for shares of common stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary, or other compensation, awards granted with vesting or performance conditions, and awards granted without being subject to vesting or performance conditions. Subject to the provisions of the 2013 Plan, the Administrator will determine the number of shares of common stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of common stock (or a combination of both), and the other terms and conditions of such awards.

        Dividends and Dividend Equivalent Rights.    The Administrator may provide that awards granted under the 2013 Plan (other than options and SARs) earn dividends or dividend equivalent rights; provided, however, dividends and dividend equivalents, if any, on unearned or unvested performance-based awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested or been earned. We may pay such dividends or dividend equivalent rights currently or credit such dividends or dividend equivalent rights to a participant's account, subject to such additional restrictions and conditions as the Administrator may establish. Any dividends or dividend equivalent rights related to an award will be structured in a manner so as to avoid causing the award or related dividends or dividend equivalent rights to be subject to Code Section 409A or will otherwise be structured so that the award and dividends and dividend equivalent rights are in compliance with Code Section 409A.

Change of Control

        Under the terms of the 2013 Plan, unless an individual award agreement provides otherwise, in the event of a change of control an award will become vested (and, in the case of options and SARs, exercisable) in full if the employment or service of the participant is terminated within six months before the effective date of a change of control (in which case vesting shall not occur until the effective date of the change of control) or one year after the effective date of a change of control (or such other period of time as may be stated in a change in control or similar agreement) if such termination of employment or service (a) is initiated by us not for cause or (b) is initiated by the participant for good reason.

Transferability

        Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator's discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Restricted awards, SARs, performance awards, phantom stock awards, and other stock-based awards generally are not transferable other than transfers by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge, or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.

Forfeiture and Recoupment

        As noted above, the 2013 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

Performance-Based Compensation—Code Section 162(m) Requirements

        The 2013 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the 2013 Plan to "covered employees" (as described above, which consists of the chief executive officer and the three next highest compensated named executive officers other than the chief financial officer). Code Section 162(m) generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of the covered employees of the corporation unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. All of the members of our Compensation Committee are outside directors under Code Section 162(m) standards.

        In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The eligibility and participant award limitations are described above under "Purpose and Eligibility; Term" and "Share Limitations." With respect to awards payable to covered employees that are intended to qualify for the compensation deduction limitation exception under Code Section 162(m), to the extent required under Code Section 162(m), the performance measures are limited to one or more of the following: (a) revenues or sales; (b) gross margins; (c) earnings per share; (d) net bookings; (e) product production or shipments; (f) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (g) net income; (h) operating income; (i) book value per share; (j) return on stockholders' equity; (k) return on investment; (l) return on capital; (m) improvements in capital structure; (n) expense management; (o) operating margins; (p) maintenance or improvement of gross margins or operating margins; (q) stock price or total stockholder return; (r) market share; (s) profitability; (t) costs; (u) cash flow or free cash flow; (v) working capital; (w) return on assets; (x) economic wealth created, and (y) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices, and/or execution of pre-approved corporate strategy.

Certain Federal Income Tax Consequences

        The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2013 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to us. The provisions of the tax code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        Incentive Options.    Incentive options granted under the 2013 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant's alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

        We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

        If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the option price or (b) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. We generally are entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant.

        Pursuant to the tax code and the terms of the 2013 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2013 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

        Nonqualified Options.    The grant of the nonqualified option should not result in taxable income to a participant or a tax deduction to us. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant's basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

        Stock Appreciation Rights.    The grant of a SAR should not result in taxable income to a participant or a tax deduction to us. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income and we will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

        Restricted Stock Awards.    The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to us, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant's ordinary income as compensation; provided, however, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. We will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

        Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards and Dividend Equivalents.    The grant of a restricted stock unit, performance award, phantom stock award, other stock-based awards (subject to vesting conditions) or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to us. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any common stock that is received in settlement of the award. We are entitled to a tax deduction upon the settlement of such an award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense.

        Code Section 409A.    Awards granted under the 2013 Plan may be subject to Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2013 Plan or any award, and the 2013 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. Subject to Code Section 162(m) and certain reporting requirements, we will be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

        Performance-based Compensation—Section 162(m) Requirements.    As noted above, the 2013 Plan is structured to comply with the requirements imposed by Code Section 162(m) in order to preserve, to the extent practicable, our tax deduction for awards made under the 2013 Plan to covered employees. Code Section 162(m) generally denies an employer a deduction for compensation paid to covered employees of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

New Plan Benefits

        No awards will be granted under the 2013 Plan unless it is approved by our stockholders. If our stockholders approve the 2013 Plan, neither the selection of individuals who will receive awards under the 2013 Plan nor the amount of any such awards are yet determinable. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants. For details on awards granted under the 2005 Plan in fiscal year 2012 to our Named Executive Officers and directors, see the "Summary Compensation Table" and the "Director Compensation in 2012" table above.

        Our board believes that approval of the 2013 Plan is in our company's best interest in order to continue the purposes of our equity compensation program and provide competitive incentives for eligible participants. Our board believes that substantial equity ownership encourages management to take actions favorable to our long-term interests and those of our stockholders. Accordingly, equity-based compensation makes up a significant portion of the overall compensation of our executive officers. In addition, we grant unvested equity-based awards to most of our newly hired, full-time employees, and directors, and our directors and many employees are periodically eligible thereafter for additional equity awards. Our board believes that the adoption of the 2013 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

        Our board of directors recommends a vote "FOR" approval of the 2013 Stock Incentive Plan as set forth in this Proposal 4.

 PROPOSAL 5—VOTE TO APPROVE THE AMENDED AND RESTATED
1996 ASSOCIATE STOCK PURCHASE PLAN

        Our Compensation Committee and board have approved an amendment and restatement of the 1996 Associate Stock Purchase Plan, effective July 1, 2013, which we refer to as our Amended Employee Stock Purchase Plan or Amended ESPP. The 1996 Associate Stock Purchase Plan, which we refer to as the Original ESPP, originally became effective on July 1, 1996 following approval by our board and stockholders. Our board of directors recommends that the stockholders approve the Amended ESPP, which increases the number of shares authorized for issuance under the plan from 500,000 shares to 1,000,000 shares (subject to adjustment for anti-dilution purposes), shortens the offering periods under the Amended ESPP from one year to six months, and makes other minor changes to the Original ESPP. The Amended ESPP will become effective July 1, 2013 only if our stockholders approve the Amended ESPP prior to such date. The Amended ESPP is intended to encourage eligible employees to acquire shares of our common stock and to remain in our employ, and is intended to enhance our long-term performance. The Amended ESPP is intended to qualify as an "employee stock purchase plan" under Code Section 423, and thus to permit participants to be eligible to receive favorable tax treatment with respect to shares acquired under the Amended ESPP, as described below.

        The following summary describes the material terms of the Amended ESPP, as amended and restated effective July 1, 2013, and is qualified in all respects by reference to the terms of the Amended ESPP, a copy of which is attached to these proxy materials as Appendix B and which also may be accessed as part of the electronic version of this proxy statement available on the Securities and Exchange Commission's website at www.sec.gov. Stockholders should refer to the Amended ESPP for more complete and detailed information about the terms of the Amended ESPP.

Shares Reserved For the Amended ESPP

        The aggregate number of shares of our common stock that may be purchased under the Original ESPP may not exceed 500,000 shares, although, as noted above, our board has recommended approval of the Amended ESPP, which will increase the number by 500,000 shares to a total of 1,000,000 shares. The number of shares issuable under the Amended ESPP and the terms of purchase rights, or "options," to acquire such shares, are subject to adjustment in the event of mergers, consolidations, stock dividends, stock splits, or other changes in our capital stock structure in accordance with plan terms. If an option expires or is terminated without being exercised, the number of shares subject to the option will again be available for grant and will not reduce the aggregate number of shares available under the Amended ESPP.

Administration; Amendment and Termination

        The Amended ESPP is administered by the Compensation Committee unless our board elects to administer the Amended ESPP directly. For the purposes of this summary, references to the "Administrator" include the Compensation Committee and our board of directors.

        Subject to the Amended ESPP terms, the Administrator has full authority to take any action with respect to the Amended ESPP, including, without limitation, the authority to: (a) designate from time to time those of our subsidiaries whose employees will be eligible to participate in the plan; (b) construe and interpret the plan; (c) define the terms used in the plan; (d) prescribe, amend, and rescind rules and regulations relating to the plan; (e) correct any defect, supply any omission, or reconcile any inconsistency in the plan; (f) determine all other terms and conditions of options; and (g) make all other determinations necessary or advisable for the administration of the plan. In addition, the Administrator has the authority to establish terms and conditions of options (including but not limited to the establishment of subplans) as the Administrator determines to be necessary to conform to applicable requirements or practices of jurisdictions outside of the United States.

        The Amended ESPP may be amended or terminated at any time by our board of directors, although stockholder approval is also required for any amendment that would: (a) increase the aggregate number of shares issuable under the plan (except for anti-dilution adjustments); (b) change the class of employees eligible to participate under the plan; or (c) require stockholder approval under applicable laws, rules, or regulations.

Effective Date

        The Original ESPP became effective on July 1, 1996 following approval by our board of directors and stockholders. As noted above, our board of directors has approved the Amended ESPP effective July 1, 2013 if approved by our stockholders.

Eligible Participants

        Generally, all of our employees and the employees of our designated subsidiaries are eligible to participate in the Amended ESPP provided that the employee is employed by us or a designated subsidiary on the first day of the applicable plan year (and, if different, the first day of the offering period) and has timely completed an enrollment agreement. However, no employee is eligible to participate if, immediately after the option grant, the employee would own stock (including any stock the employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of our common stock. Non-employee directors and consultants are not eligible to participate in the Amended ESPP. As of April 10, 2013, approximately 117 employees were eligible to participate in the Amended ESPP.

Material Features of the Amended ESPP

        A participant acquires our common stock under the Amended ESPP by authorizing the use of payroll deductions to purchase shares of common stock. Payroll deductions must be not less than $10.00 nor more than 10% of the participant's base pay. Once a payroll deduction has been made, the amount of the deduction is credited to the participant's account. A participant may discontinue plan participation as provided in the Amended ESPP, but no other change can be made during the offering period and a participant may not alter the amount of his or her payroll deductions during an offering period. A participant may not make separate cash payments into his or her account nor may payment for shares be made other than by payroll deduction, except with respect to cash dividends as provided in the plan.

        A participant may withdraw payroll deductions credited to his or her account in whole but not in part, at any time prior to the last business day of each offering period by delivering a withdrawal notice to us, in which event we will refund the entire balance of the account (without interest). To re-enter the plan, a participant who has previously withdrawn must file a new enrollment agreement and re-entry into the plan cannot become effective before the beginning of the next offering period following his or her withdrawal.

        A participant may elect to discontinue his or her payroll deductions during the course of a particular offering period, at any time prior to the last business day preceding the final pay day during such offering period, by delivering an election to discontinue deductions to us, and such election will not constitute a withdrawal. In the event that a participant elects to discontinue his or her payroll deductions, the participant will remain a participant in such offering.

        Under the Amended ESPP, the plan year commences on January 1 and ends on December 31 of such year. The Amended ESPP provides that there shall be two offering periods per plan year, with the first offering commencing on January 1 and ending on June 30 of such year, and the second offering commencing on July 1 and ending on December 31 of such year. Offerings will continue until the board of directors terminates the plan or no additional shares of common stock are available for purchase under the plan. Our board of directors has the authority to implement a different offering period upon notice to participants, provided that the change is announced a reasonable period of time prior to its effective date.

        On the first day of an offering, a participant is granted an option to purchase on the purchase date, at the applicable option price, as many full shares as he or she will be able to purchase with the payroll deductions credited to his or her account during his or her participation in that offering; provided that (a) the maximum number of shares that a participant may purchase under an offering shall be the participant's base pay on the offering date divided by the fair market value of the common stock on that offering date; (b) no participant may purchase shares of common stock with a fair market value (as of the date of option grant) in excess of $25,000 per calendar year; and (c) in no event will the aggregate number of shares subject to options during a purchase period exceed the number of shares then available under the Amended ESPP. If the total number of shares for which options are to be granted on any date exceeds the number of shares then available under the Amended ESPP, we shall make a pro rata allocation of the shares remaining available. Under the Amended ESPP, the purchase price per share continues to be equal to the lesser of (a) 85% of the fair market value of our common stock on the offering date or (b) 85% of the fair market value of our common stock on the last business day of the offering.

        A participant's option to purchase shares of common stock during an offering period is exercised automatically on the last business day of that offering period unless the participant withdraws or his or her participation is terminated. On the last business day of that offering period, a participant's option is exercised to purchase that number of full shares that the accumulated payroll deductions in his or her account at that time will purchase at the applicable purchase price, but not in excess of the number of shares subject to the option or other plan terms. A participant's rights under the plan terminate when he or she ceases to be an employee because of resignation, layoff, or discharge. If a participant's employment is terminated by reason of retirement, death, or disability prior to the end of the current offering, he or she (or his or her designated beneficiary) has the right, within 90 days thereafter, to elect to have the balance of his or her account either paid in cash or applied at the end of the current offering toward the purchase of common stock. Options are not transferable other than by will or the laws of descent and distribution.

Increase in Shares

        As noted above, our board of directors has approved the Amended ESPP, subject to the approval of our stockholders. The Amended ESPP increases the number of shares authorized for issuance under the plan from 500,000 shares to 1,000,000 shares (subject to adjustment for anti-dilution purposes as provided in the Amended ESPP). The current proposal to approve the Amended ESPP, as amended and restated effective July 1, 2013, is the first proposal submitted to our stockholders for a share increase since the Original ESPP was adopted in 1996. As of April 10, 2013, approximately 143,258 shares remained available for issuance under the Original ESPP. Our board believes that the Amended ESPP is in the best interests of our company and our stockholders because it provides an incentive for employees to align their interests with those of our stockholders by facilitating participants' investment in our common stock. Without approval of the Amended ESPP, we may be forced to terminate the Original ESPP, removing an important benefit to employees that is also designed to align their interests with those of our stockholders.

        The maximum dilutive impact of the Amended ESPP is approximately 4%. The current proposed increase is designed to enable us to offer the Amended ESPP to our employees for approximately the next seven years, subject to fluctuations in historical participation rages among our employees, future increases in our employee base, and fluctuations in the trading price of our common stock. In determining the maximum number of shares authorized for issuance under the Amended ESPP, our board balanced (a) the desire to continue the employee stock purchase plan, which provides an incentive for employees to align their interests with those of our stockholders and (b) the potential expense and delay incident to obtaining future stockholder approval necessary to continue the employee stock purchase plan.

Plan Benefits

        Because benefits under the Amended ESPP depend on participants' elections to participate and the fair market value of our common stock at various future dates, it is not possible as of the date of this proxy statement to determine future benefits that will be received by executive officers and other employees, although each participant is limited to the $25,000 annual purchase restriction and the offering period purchase restriction described above. The closing sales price of our common stock on Nasdaq on April 10, 2013 was $7.12 per share.

Federal Tax Consequences

        The following summary generally describes the principal U.S. federal (and not state, foreign or local) income tax consequences under the Amended ESPP to us and participating employees as of the date of this proxy statement. The summary is general in nature and is not intended to cover all the tax consequences that may apply to us or a particular employee. The provisions of the tax code and related regulations concerning these matters are complicated, and their impact in any one case may depend upon the particular circumstances.

        As noted above, the Amended ESPP is intended to qualify as an employee stock purchase plan within the meaning of Code Section 423. Under Code Section 423, an employee who elects to participate in the Amended ESPP will not recognize income and we will not receive a deduction at the time an option is granted or when the shares purchased under the Amended ESPP are transferred to the participant.

        Participants will, however, recognize income when they sell or dispose of the shares purchased under the Amended ESPP. If an employee disposes of such shares after two years from the date of grant of the option and after one year from the date of the purchase of such shares (or if the employee dies), the employee will recognize ordinary income for the year in which such disposition occurs (or the employee's taxable year ending with his or her death) in an amount equal to the lesser of:

  •
  the excess of the fair market value of such shares at the time of disposition (or death) over the purchase price, or

  •
  the excess of the fair market value of the shares at the time of the grant of the option over the option price on the date of the option grant.

        Except in the case of the employee's death, the employee's basis in the shares disposed of will be increased by an amount equal to the amount includable in his or her income as compensation. Any additional gain or loss will be a capital gain or loss, either short-term or long-term, depending on the employee's holding period for such shares.

        If an employee disposes of the shares purchased under the Amended ESPP within such two-year or one-year periods, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee's basis in such shares disposed of will be increased by an amount equal to the amount includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis that is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year periods, we will be entitled to a tax deduction equal to the amount the employee is required to include in income as a result of such disposition.

        Our board of directors recommends a vote "FOR" approval of the Amended and Restated 1996 Associate Stock Purchase Plan as set forth in this Proposal 5.

 PROPOSAL 6—VOTE TO RATIFY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee proposes and recommends that the stockholders ratify the selection by the Audit Committee of the firm of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2013. Action by our stockholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee in order to give our stockholders a voice in the designation of auditors. If the resolution ratifying our selection of KPMG LLP as our independent registered public accounting firm is rejected by our stockholders then the Audit Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee at its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

        KPMG LLP was engaged as our independent registered public accounting firm on April 22, 2013 with their service to begin effective May 1, 2013. Prior to such time, BDO USA, LLP served as our independent registered public accounting firm. See "Change in Independent Registered Public Accounting Firm" above for more information on our change in independent registered public accounting firms.

        Our board of directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2013.

 OTHER BUSINESS

        Our board of directors does not presently intend to bring any other business before the 2013 annual meeting of stockholders, and, so far as is known to the board of directors, no matters are to be brought before the annual meeting of stockholders except as specified in the Notice of Annual Meeting of Stockholders. We have not been informed by any of our stockholders of any intention to propose any other matter to be acted upon at the annual meeting of stockholders. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement. As to any business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT ON FORM 10-K

        A copy of our annual report on Form 10-K for the fiscal year ended January 31, 2013, as filed with the Securities and Exchange Commission, will be mailed without charge to any beneficial owner of our common stock, upon request. Requests for annual reports on Form 10-K should be addressed to: Investor Relations, Streamline Health Solutions, Inc., 1230 Peachtree St. NE, Suite 1000, Atlanta, Georgia 30309. The Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained from our website, www.streamlinehealth.net on the "investor relations" page, or directly from the Securities and Exchange Commission's website, www.sec.gov/cgi-bin/srch-edgar.

 STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

        Stockholder proposals intended for inclusion in our proxy statement and form of proxy relating to our 2014 annual meeting of stockholders must be received by us not later than December 30, 2013. Such proposals should be sent to the Corporate Secretary, Streamline Health Solutions, Inc., 1230 Peachtree Street NE, Suite 1000, Atlanta, Georgia 30309. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission, including Rule 14a-8 of the Securities and Exchange Act of 1934, as amended from time to time, and timely submission of a proposal does not guarantee its inclusion in our proxy statement.

        Any stockholder who intends to propose any other matter to be acted upon at the 2014 annual meeting of stockholders must do so in accordance with our bylaws. Under our bylaws, director nominations and other business may be brought at an annual meeting of stockholders only by or at the direction of our board of directors or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. To be timely under our bylaws as now in effect, a stockholder notice must be delivered or mailed to our Corporate Secretary at our principal executive offices not less than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Stockholder proposals for the 2014 annual meeting of stockholders, other than proposals intended for inclusion in our proxy statement as set forth in the preceding paragraph, must be received by February 21, 2014. However, in the event that the date of the annual meeting of stockholders is advanced more than 30 days prior to such anniversary date or delayed more than sixty 60 days after such anniversary date, then to be timely such notice must be received no later than the later of 90 days prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting was made. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements.

        If notice is not timely and properly provided, the persons named in our proxy for the 2014 annual meeting of stockholders will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2014 annual meeting of stockholders. Only such proposals as are (1) required by the rules of the Securities and Exchange Commission, and (2) permissible stockholder motions under the Delaware General Corporation Law will be included on the 2014 annual meeting of stockholders docket.

        ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

By Order of the Board of Directors,
Jonathan R. Phillips Chairman of the Board

Atlanta, Georgia
April 29, 2013

 Appendix A

STREAMLINE HEALTH SOLUTIONS, INC.

2013 STOCK INCENTIVE PLAN

 STREAMLINE HEALTH SOLUTIONS, INC.

2013 STOCK INCENTIVE PLAN

1.     Definitions

        In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

        (a)   Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

        (b)   Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term "Affiliate" shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

        (c)   Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange.

        (d)   Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award, an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

        (e)   Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator's discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

        (f)    Base Price means, with respect to an SAR, the initial price assigned to the SAR.

        (g)   Board or Board of Directors means the Board of Directors of the Company.

        (h)   Cause means, unless the Administrator determines otherwise, a Participant's termination of employment or service resulting from the Participant's (i) termination for "Cause" (or term of similar meaning) as defined under the Participant's employment, change of control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define "Cause" or similar term), then the Participant's termination shall be for "Cause" if termination results due to the Participant's (A) dishonesty; (B) failure to perform his duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of "Cause" shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant's employment or service shall be deemed to have terminated for Cause if, after the Participant's employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

        (i)    A Change of Control shall (except as may be otherwise provided in an individual Award Agreement or as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

          (i)    The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty-one percent (51%) or more of the total voting power of the Company's then outstanding voting stock;

          (ii)   The date of the consummation of (A) a merger, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

          (iii)  The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company's stockholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

  (For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

  For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company's incorporation or create a holding company that would be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or is another transaction of other similar effect.

  Notwithstanding the preceding provisions of Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

  The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.

        (j)    Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

        (k)   Committee means the Compensation Committee of the Board or other committee of the Board which may be appointed to administer the Plan in whole or in part.

        (l)    Common Stock means the common stock of Streamline Health Solutions, Inc., $0.01 par value, or any successor securities thereto.

        (m)  Company means Streamline Health Solutions, Inc., a Delaware corporation, together with any successor thereto.

        (n)   Covered Employee shall have the meaning given the term in Code Section 162(m).

        (o)   Director means a member of the Board or of the board of directors of an Affiliate.

        (p)   Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in any Award Agreement, employment agreement, change of control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define "Disability"), "Disability" shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

        (q)   Displacement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, be as defined in any Award Agreement, employment agreement, change of control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define "Displacement"), "Displacement" shall mean the termination of the Participant's employment or service due to the elimination of the Participant's job or position without fault on the part of the Participant. The Administrator shall have authority to determine if a Displacement has occurred.

        (r)   Dividend Equivalent Awards shall mean a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

        (s)   Effective Date means the effective date of the Plan, as provided in Section 4.

        (t)    Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that, with respect to Incentive Options, "Employee" means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

        (u)   Exchange Act means the Securities Exchange Act of 1934, as amended.

        (v)   Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market ("Nasdaq") or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Option is granted or other determination is made (such date of determination being referred to herein as a "valuation date"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last preceding date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

        (w)  Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

        (x)   Good Reason means, unless the Administrator determines otherwise, in the context of a Change of Control, a Participant's termination of employment or service resulting from the Participant's (i) termination for "Good Reason" (or term of similar meaning) as defined under the Participant's employment, change of control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define "Good Reason" or similar term), then a Participant's termination shall be for "Good Reason" if termination results due to any of the following without the Participant's consent: (A) a material reduction in the Participant's base salary as in effect immediately prior to the date of the Change of Control, or (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant's position, authority, duties or responsibilities as in effect immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director's termination from service on the Board shall be for "Good Reason" if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant's failure to be nominated to serve as a director of such entity or the Participant's failure to be elected to serve as a director of such entity, but not due to the Participant's decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute "Good Reason" shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant's knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. The determination of "Good Reason" shall be made by the Administrator and its determination shall be final and conclusive.

        (y)   Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

        (z)   Independent Contractor means an independent contractor, consultant or advisor providing services (other than capital-raising services) to the Company or an Affiliate.

        (aa)    Nonqualified Option means an Option granted under Section 7 that is not intended to qualify (or does not qualify) as an incentive stock option under Code Section 422.

        (bb)    Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

        (cc)    Option Period means the term of an Option, as provided in Section 7(d).

        (dd)    Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

        (ee)    Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock.

        (ff)    Parent shall mean a "parent corporation," whether now or hereafter existing, as defined in Code Section 424(e).

        (gg)    Participant means an individual who is an Employee employed by, or a Director or Independent Contractor providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

        (hh)    Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

        (ii)    Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required under Code Section 162(m) with respect to Awards granted to Covered Employees that are intended to qualify as "performance-based compensation" under Code Section 162(m), such performance factors shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) revenues or sales; (ii) gross margins; (iii) earnings per share; (iv) net bookings; (v) product production or shipments; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) book value per share; (x) return on stockholders' equity; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) operating margins; (xvi) maintenance or improvement of gross margins or operating margins; (xvii) stock price or total stockholder return; (xviii) market share; (xix) profitability; (xx) costs; (xxi) cash flow or free cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic wealth created, and/or (xxv) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices and/or execution of pre-approved corporate strategy. In addition, with respect to Participants who are not Covered Employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. To the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, units, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, and/or relative to one or more peer group companies or indices, or any combination thereof. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (subject to any Code Section 162(m) restrictions applicable to Covered Employees for compensation that is intended to qualify as "performance-based compensation" under Code Section 162(m)).

        (jj)    Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

        (kk)    Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

        (ll)    Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

        (mm)    Plan means the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan, as it may be hereafter amended and/or restated.

        (nn)    Prior Plan means the Streamline Health Solutions, Inc. (formerly, the LanVision Systems, Inc.) 2005 Incentive Compensation Plan, as amended.

        (oo)    Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

        (pp)    Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

        (qq)    Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

        (rr)    Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

        (ss)    Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define "Retirement"), then "Retirement" shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

        (tt)    SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to "SARs" include both Related SARs and Freestanding SARs, unless the context requires otherwise.

        (uu)    Securities Act means the Securities Act of 1933, as amended.

        (vv)    Subsidiary shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Code Section 424(f).

        (ww)    Termination Date means the date of termination of a Participant's employment or service for any reason, as determined by the Administrator.

2.     Purpose

        The purposes of the Plan are to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; Performance Awards in the form of Performance Shares and/or Performance Units; Phantom Stock Awards; Other Stock-Based Awards; and/or Dividend Equivalent Awards.

3.     Administration of the Plan

        (a)   The Plan shall be administered by the Board of Directors of the Company or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more "non-employee directors," as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more "outside directors" (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as "independent directors" under applicable stock exchange rules if and to the extent required.

        (b)   Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, in its sole discretion but subject to Section 3(d) herein, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator may determine that a Participant's rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company's certificate of incorporation and/or bylaws and/or pursuant to Applicable Law.

        (c)   Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Company the authority to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Company, references to the "Administrator" shall include references to such officer(s) and/or subcommittee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

        (d)   Notwithstanding the other provisions of Section 3, Awards granted to an Employee under the Plan shall be subject to a minimum vesting period of three years (which may include installment vesting within such three-year period as determined by the Administrator) or one year if the vesting is based on performance criteria other than continued service; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant's death, Disability or Retirement, or upon the occurrence of a Change of Control of the Company; (ii) the Administrator may provide for the grant of an Award without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of ten percent (10%) of the total number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of Awards that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation; and (iv) the Administrator may grant Other Stock-Based Awards pursuant to Section 12 without minimum vesting requirements.

4.     Effective Date

        The Effective Date of the Plan shall be June 1, 2013 (the "Effective Date"). Awards may be granted on or after the Effective Date, but no Awards may be granted after May 31, 2023. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.     Shares of Stock Subject to the Plan; Award Limitations

        (a)    Shares of Stock Subject to the Plan:    Subject to adjustments as provided in Section 5(d), the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 400,000 shares, plus (ii) the number of shares remaining available for issuance as of the Effective Date under the Prior Plan (that is, shares not subject to outstanding awards under the Prior Plan nor delivered from the shares reserved under the Prior Plan), plus (iii) the number of shares that become available under the Prior Plan after the Effective Date of the Plan pursuant to forfeiture, termination, lapse or satisfaction of a Prior Plan award in cash or property other than shares of Common Stock; provided, however, that, of the aggregate number of Plan shares authorized in this Section 5(a) herein, no more than 100,000 of such shares may be issued pursuant to stock-settled Awards other than Options (that is, Restricted Awards, SARs, Performance Awards, Other Stock-Based Awards and Dividend Equivalent Awards, in each case to the extent settled in shares of Common Stock). Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

        (b)    Award Limitations:    Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

            (i)  The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 650,000 shares;

           (ii)  If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 200,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award);

          (iii)  If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than 50,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award).

  (For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)

        (c)    Shares Not Subject to Limitations:    The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; and (iii) any shares subject to an Award if the Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares underlying the Award or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Company. Further, (i) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan; and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the Plan.

        (d)    Adjustments; Right to Issue Additional Securities:    If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Company, or if the Board of Directors of the Company declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

6.     Eligibility

        An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

        (a)   The individual is either (i) an Employee, (ii) a Director or (iii) an Independent Contractor.

        (b)   With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

        (c)   With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

        (d)   The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a "Participant").

7.     Options

        (a)    Grant of Options:    Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

        (b)    Option Price:    The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option and shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Further, (i) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock; and (ii) notwithstanding the preceding sentence, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity in a merger or similar transaction with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

        (c)    Date of Grant:    An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Law.

        (d)    Option Period and Limitations on the Right to Exercise Options:

            (i)  The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to Section 3(d) herein).

           (ii)  An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

            (A)  By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

            (B)  By shares of Common Stock withheld upon exercise;

            (C)  By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

            (D)  By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; or

            (E)  By any combination of the foregoing methods.

  Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

          (iii)  The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant's employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service. Subject to the provisions of Section 3(d) herein, the Administrator also shall have authority, in its sole discretion (taking into account any Code Section 409A considerations), to accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

        (e)    Notice of Disposition:    If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

        (f)    Limitation on Incentive Options:    In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.

        (g)    Nontransferability of Options:    Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator's discretion, such transfers as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or Treas. Reg. Section 1.421-2(c) or any successor provisions thereto.

Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.     Stock Appreciation Rights

        (a)    Grant of SARs:    Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Related SAR") or may be granted separately to an eligible individual (a "Freestanding SAR"). The Base Price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity in a merger or similar transaction with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). An SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.

        (b)    Related SARs:    A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. A Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option.

        (c)    Exercise of SARs:

            (i)  Subject to the terms of the Plan (including but not limited to Section 3(d) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

           (ii)  SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

          (iii)  The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant's employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. Subject to the provisions of Section 3(d) herein, the Administrator also may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an SAR which was not otherwise exercisable on the

  Termination Date, extend the period during which an SAR may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

        (d)    Payment Upon Exercise:    Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

        (e)    Nontransferability:    Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.     Restricted Awards

        (a)    Grant of Restricted Awards:    Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such individuals, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall (subject to the provisions of Section 3(d) herein) determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the "Restriction Period"), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Displacement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).

        (b)    Vesting of Restricted Awards:    Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), (i) the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards, and (ii) the Administrator, in its sole discretion, may (subject to the provisions of Section 3(d)) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

        (c)    Termination of Employment or Service; Forfeiture:    Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

        (d)    Share Certificates; Escrow:    Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and is distributable.

        (e)    Nontransferability:    Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.   Performance Awards

        (a)    Grant of Performance Awards:    Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator's discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall (subject to the provisions of Section 3(d)) determine the nature, length and starting date of the period during which a Performance Award may be earned (the "Performance Period"), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of any such conditions. Subject to Section 1(ii), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

        (b)    Earning of Performance Awards:    Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), (i) the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 10, and (ii) the Administrator, in its sole discretion, may (subject to Section 3(d) herein) accelerate the date that any

Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

        (c)    Form of Payment:    Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

        (d)    Termination of Employment or Service; Forfeiture:    Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

        (e)    Nontransferability:    Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.   Phantom Stock Awards

        (a)    Grant of Phantom Stock Awards:    Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

        (b)    Vesting of Phantom Stock Awards:    Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards. The Administrator, in its sole discretion, may (subject to the provisions of Section 3(d) herein and any Code Section 409A considerations) accelerate the date that any Phantom Stock Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

        (c)    Termination of Employment or Service; Forfeiture:    Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

        (d)    Payment of Phantom Stock Awards:    Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable.

Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

        (e)    Nontransferability:    Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.   Other Stock-Based Awards

        The Administrator shall have the authority to grant Other Stock-Based Awards. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions. Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

13.   Dividends and Dividend Equivalents

        The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalents; provided, however, that dividends and dividend equivalents, if any, on unearned or unvested performance-based Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalent rights are in compliance with Code Section 409A.

14.   Change of Control

        Notwithstanding any other provision in the Plan to the contrary, and unless an individual Award Agreement provides otherwise, in the event that (a) the employment or service of a Participant is terminated within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year (or such other period after a Change of Control as may be stated

in a Participant's change in control agreement, employment agreement or similar agreement, if applicable) after the effective date of a Change of Control, and (b) such termination of employment or service is (i) by the Company not for Cause or (ii) by the Participant for Good Reason, then (X) all outstanding Options and SARs held by such Participant shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (Y) any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance criteria applicable to any outstanding Award other than Options or SARs held by such Participant shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award. For clarification, for the purposes of this Section 14, the "Company" shall include any successor to the Company.

15.   Withholding; Other Tax Matters

        (a)   The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the "election") to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied based on the applicable statutory rate. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

        (b)   Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

16.   Amendment and Termination of the Plan and Awards

        (a)    Amendment and Termination of Plan:    The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d), the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the then-current Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

        (b)    Amendment and Termination of Awards:    The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

        (c)    Amendments to Comply with Applicable Law:    Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:

            (i)  The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

           (ii)  The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

17.   Restrictions on Awards and Shares; Compliance with Applicable Law

        (a)    General:    As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, change of control agreements, consulting agreements, noncompetition agreements, confidentiality agreements, nonsolicitation agreements, nondisparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement, any other applicable agreements and Applicable Law.

        (b)    Compliance with Applicable Law:    The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

18.   No Right or Obligation of Continued Employment or Service or to Awards

        Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Independent Contractor, or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant's employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly.

19.   General Provisions

        (a)    Stockholder Rights:    Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

        (b)    Section 16(b) Compliance:    To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

        (c)    Code Section 162(m) Performance-Based Compensation.    To the extent to which Code Section 162(m) is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

        (d)    Unfunded Plan; No Effect on Other Plans:

            (i)  The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person.

  Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

           (ii)  The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

          (iii)  The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

        (e)    Governing Law:    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

        (f)    Beneficiary Designation:    The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant's death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

        (g)    Gender and Number:    Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

        (h)    Severability:    If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (i)    Rules of Construction:    Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

        (j)    Successors and Assigns:    The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

        (k)    Award Agreement:    The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

        (l)    Right of Offset:    Notwithstanding any other provision of the Plan or an Award Agreement, the Company may (subject to any Code Section 409A considerations) at any time reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

        (m)    Uncertified Shares:    Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company's discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company's certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

        (n)    Effect of Certain Changes in Status:    Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant's status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant's employment or service occur.

        (o)    Stockholder Approval:    The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

        (p)    Deferrals:    The Administrator may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of shares of Common Stock (or any other benefit) that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

        (q)    Fractional Shares:    Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

        (r)    Compliance with Recoupment, Ownership and Other Policies or Agreements:    Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

20.   Compliance with Code Section 409A

        Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. Without limiting the effect of the foregoing, shares of Common Stock (or cash) subject to a Restricted Stock Unit (or other Awards, to the extent required under Code Section 409A) shall, upon vesting of the Award, be issued and distributed to the Participant (or his beneficiary) no later than the later of (a) the 15th day of the third month following the end of the Participant's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (b) the 15th day of the third month following the end of the Company's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or shall otherwise be distributable in accordance with Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a "specified employee" (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

 Appendix B

STREAMLINE HEALTH SOLUTIONS, INC.

1996 ASSOCIATE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JULY 1, 2013)

 STREAMLINE HEALTH SOLUTIONS, INC.

1996 ASSOCIATE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JULY 1, 2013)

1.    Purpose of the Plan.

        This 1996 Associate Stock Purchase Plan, as amended and restated effective July 1, 2013 and as it may be hereafter amended (the "Plan"), is intended as an incentive and to encourage stock ownership by all eligible employees (or "Associates") of Streamline Health Solutions, Inc., a Delaware corporation (the "Company"), and its Subsidiaries, so that they may share in the prospects of the Company by acquiring or increasing their proprietary interests in the Company. The Plan is designed to encourage eligible Associates to remain in the employ of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and related regulations and other guidance, and the Plan shall be construed in accordance with Section 423 of the Code.

2.    Definitions.    In addition to other terms defined herein, the following terms shall have the meanings given below.

        2.1   "Agent" shall mean the stock transfer agent for the Common Stock.

        2.2   "Base Pay" means regular straight time earnings or draw, but excludes compensation for overtime, commissions, bonuses, amounts paid as reimbursement of expenses and other additional compensation; provided, however, Base Pay for account executives means sales commissions for the most recent calendar year.

        2.3   "Common Stock" means the Company's Common Stock, $.01 par value.

        2.4   "Fair Market Value" on a given date means the closing price for the Common Stock on a national stock exchange on such date (or, if there is no closing price on such date, on the date immediately preceding such date for which closing price information is available) or, if the stock is not traded on an exchange, the last sale price for the Common Stock as reported on the an automated inter-dealer quotation system; or, if the shares of Common Stock are not listed or reported in any of the foregoing, then Fair Market Value shall be determined by the Plan Administrator (as defined in Section 19) in any other manner consistent with Section 423 of the Code and accompanying regulations.

        2.5   "Investment Account" shall mean the separate account for each participating Associate reflecting the number of shares of Common Stock purchased under the terms of the Plan that have not been withdrawn by the Associate.

        2.6   "Offering Date" means the commencement date of the offering if such date is a regular business day or the first business day following such commencement date if such date is not a regular business day. A different date may be set by resolution of the Board of Directors of the Company (the "Board").

        2.7   "Parent" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.8   "Payroll Deduction Account" shall mean the funds accumulated with respect to an individual Associate as a result of deductions from his or her paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an Associate's Payroll Deduction Account shall remain the property of the respective Associate at all times during each offering until the purchase of shares with such funds at the end of the offering.

        2.9   "Plan Year" means, with respect to offerings ending before July 1, 2013, the period commencing July 1 of one year and ending June 30 of the following year and, with respect to offerings commencing on or after July 1, 2013, the period commencing January 1 and ending December 31 of such year.

        2.10 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Associates Eligible to Participate.

        All Associates of the Company and its Subsidiaries as may be designated for such purpose from time to time by the Plan Administrator shall be eligible to participate in the Plan (each such Associate who participates in the Plan being also referred to as a "participant"), provided each such Associate:

        (a)   is employed on the first day of each applicable Plan Year (and, if different, the first day of the offering) and has timely completed an Enrollment Agreement described in Section 8 for that Plan Year; and

        (b)   does not own, immediately after the right to purchase Shares under the Plan is granted, stock possessing Five Percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary. In determining stock ownership for purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply and stock which the Associate may purchase under outstanding options shall be treated as stock owned by the Associate.

4.    Offerings.

        The first offering under this Plan commenced on July 1, 1996 and terminated on June 30, 1997. Thereafter, with respect to offerings prior to July 1, 2013, offerings shall commence on July 1 and terminate on June 30 of the following year. With respect to offerings commencing on or after July 1, 2013, there shall be two offering periods per Plan Year, with the first offering commencing on January 1 and ending on June 30 of such year, and the second offering commencing on July 1 and ending on December 31 of such year; provided, however, that, the Board may determine to implement a different offering period upon notice to participants and the first offering period for the 2013 Plan Year shall commence on July 1, 2013 and end on December 31, 2013. Offerings shall continue until the Plan is terminated by the Board or no additional shares of Common Stock of the Company are available for purchase under the Plan.

5.    Price.

        The purchase price per share shall be the lesser of (a) 85% of the Fair Market Value of the Common Stock on the Offering Date; or (b) 85% of the Fair Market Value of the Common Stock on the last business day of the offering.

6.    Stock Subject to the Plan.

        The stock subject to the options shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares initially issuable pursuant to the Plan was 500,000, which number was increased effective July 1, 2013 (by 500,000 shares) to a total of 1,000,000 shares following Board and stockholder approval of such increase; provided, however, that the share limitations stated in this Section 6 shall be subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like as provided in Section 7 herein. In the event that any option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock subject to such option shall again be available for grant as an option and shall not reduce the aggregate number of shares of Common Stock available for issuance as set forth herein.

7.    Changes in Capital Structure.

        7.1   In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Board in the number or kind of aggregate shares issuable under the Plan and shares as to which an option granted under this Plan shall be exercisable, to the end that the participant's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be conclusive.

        7.2   If the Company is not the surviving or resulting corporation in any reorganization, merger, consolidation, recapitalization or similar business transaction, each outstanding option shall be assumed by the surviving or resulting corporation and each option shall continue in full force and effect, and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to the option would be entitled under the terms of the reorganization, merger, consolidation, recapitalization or other business transaction, unless the Board determines otherwise.

8.    Participation.

        An eligible Associate may become a participant by completing, signing and filing an enrollment agreement (the "Enrollment Agreement") and any other necessary papers with the Company at least ten days prior to the commencement of the particular offering in which he or she wishes to participate. Payroll deductions for a participant shall commence on the Offering Date and shall end on the termination date of such offering unless earlier terminated by the Associate as provided in Section 14. Participation in one offering under the Plan shall neither limit or require participation in any other offering.

9.    Payroll Deductions.

        9.1   At the time a participant files his or her Enrollment Agreement, he or she shall elect to have deductions made from his or her pay at such regular intervals as may be determined by the Committee (as defined in Section 19) during the time he or she is a participant in an offering at not less than $10 or more than 10% of his or her Base Pay.

        9.2   All payroll deductions made for a participant shall be credited to his or her Payroll Deduction Account under the Plan. A participant may not make any separate cash payment into such Payroll Deduction Account nor may payment for shares be made other than by payroll deduction (except as otherwise provided in Section 12.2 herein with respect to cash dividends).

        9.3   A participant may discontinue his or her payroll deductions or participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, except as provided in Section 14, a participant may not alter the rate of his or her payroll deductions for that offering.

10.    Granting of Option; Limitation on Purchases and Options.

        10.1 On the Offering Date, the Company shall be deemed to have granted to the participant an option for as many full shares as he or she will be able to purchase with the payroll deductions credited to his or her Payroll Deduction Account during his or her participation in that offering; provided that the maximum number of shares that a participant may purchase under an offering shall be the participant's Base Pay on the Offering Date divided by the Fair Market Value of the Common Stock on that Offering Date (and further subject to Section 10.2 herein).

        10.2 Notwithstanding the foregoing, no Associate shall be granted an option which permits the Associate rights to purchase Common Stock under the Plan and any similar Associate stock purchase plans of the Company and, if applicable, a Subsidiary and, if applicable, a Parent to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

        10.3 If the total number of shares for which options are to be granted on any date in accordance with Paragraph 10.1 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

11.    Exercise of Option.

        Each Associate who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock (subject to the limitations under Section 10) reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at the purchase price. All such shares purchased shall be credited to the participant's Investment Account. The Agent shall hold in its name or in the name of its nominee all certificates for shares purchased until shares are withdrawn by the participant under Section 13.

12.    Associate's Rights as a Stockholder.

        12.1 No participating Associate shall have any right as a stockholder with respect to any shares under the Plan until the shares have been purchased in accordance with Section 11 and the stock certificate has actually been issued.

        12.2 All cash dividends paid with respect to shares of Common Stock in a participant's Investment Account shall, unless otherwise directed by the Committee, be used (without interest) to purchase additional shares of Common Stock on the next date shares are purchased pursuant to Section 11, subject to the limitations in Section 10. Such shares shall be added to the participant's Investment Account.

        12.3 Each participant shall be entitled to direct the Agent as to the voting of any shares of Common Stock held in the participant's Investment Account.

13.    Withdrawal from Investment Account.

        13.1 A participant shall have the right to withdraw a certificate for all or a portion of the Common Stock credited to his or her Investment Account by giving notice to the Company; provided such requests may not be made more frequently than once per calendar quarter.

        13.2 Each certificate withdrawn by a participant may be registered only in the name of the participant, or if the participant so directs, in the names of the participant and one other person, as joint tenants with right of survivorship, tenants in common, or as community property, to the extent and in the manner permitted by applicable law.

14.    Withdrawal from Payroll Deduction Account.

        14.1 An Associate may withdraw from the Plan, in whole but not in part, at any time prior to the last business day of each offering by delivering a withdrawal notice (the "Withdrawal Notice") to the Company, in which event the Company will refund the entire balance of the Associate's Payroll Deduction Account (without interest) as soon as practicable thereafter.

        14.2 To re-enter the Plan, an Associate who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8. His or her re-entry into the Plan cannot, however, become effective before the beginning of the next offering following his or her withdrawal.

        14.3 An Associate may elect to discontinue his or her payroll deductions during the course of a particular offering, at any time prior to the last business day preceding the final pay day during such offering, by delivering an election to discontinue deductions to the Company, and such election shall not constitute a withdrawal for the purposes of this Section 14. In the event that an Associate elects to discontinue his or her payroll deductions pursuant to this Paragraph 14.3, the Associate shall remain a participant in such offering and shall be entitled to purchase from the Company such number of full shares of Common Stock as set forth in and in accordance with Section 11.

15.    Carryover of Payroll Deduction Account.

        The Company shall not carry over the balance of a participant's Payroll Deduction Account to the next offering unless such carryover amount represents a fractional share or unless such carryover is otherwise in accordance with Reg. Section 1.423-2(f)(5) or any successor provision thereto. Further, if a participant does not enroll in a subsequent offering, the balance of the participant's Payroll Deduction Account shall be refunded to the participant. Upon termination of the Plan, the balance of each participant's Payroll Deduction Account shall be returned to the participant.

16.    Interest.

        No interest will be paid or allowed on any money in the Payroll Deduction Accounts of participating Associates.

17.    Rights Not Transferable.

        No participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber the payroll deductions credited to his or her Payroll Deduction Account, any option granted under the Plan, or any other rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the Associate. If any such action is taken by the participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw in accordance with Sections 13 or 14, whichever is applicable. An option granted under the Plan shall be exercisable, during the participant's lifetime, only by the participant.

18.    Termination of Associate's Rights.

        An Associate's rights under the Plan will terminate when he or she ceases to be an Associate because of resignation, layoff, or discharge. A Withdrawal Notice will be considered as having been received from the Associate on the day his or her employment ceases, and all payroll deductions not used will be refunded.

        If an Associate's employment shall be terminated by reason of retirement, death, or disability prior to the end of the current offering, he or she (or his or her designated beneficiary, in the event of his or her death, or if none, his or her legal representative) shall have the right, within 90 days thereafter, to elect to have the balance of his or her Payroll Deduction Account either paid to him or her in cash or applied at the end of the current offering toward the purchase of Common Stock.

19.    Administration of the Plan.

        The Plan shall be administered by the Board, or upon its delegation, by the Compensation Committee of the Board (the "Committee"), the members of which shall qualify as "non-employee directors" if and to the extent required under Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934, as amended. The Committee shall have such of the powers and authority vested in the Board hereunder as the Board may delegate to it (including the power and authority to interpret any provision of this Plan or of any option). The members of such Committee shall serve at the discretion of the Board. A majority of the members of the Board or the Committee, as the case may be, shall constitute a quorum, and all actions of the Board or the Committee, as applicable, shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Board or the Committee, as the case may be, and any action so taken shall be fully effective as if it had been taken at a meeting. The Board and/or the Committee shall also be referred to in this Plan as the "Plan Administrator." The Committee shall be the Plan Administrator unless and until the Board elects to assume administration of the Plan in whole or in part.

        Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (a) designate from time to time the Subsidiaries whose Associates will be eligible to participate in the Plan; (b) construe and interpret this Plan; (c) define the terms used in this Plan; (d) prescribe, amend and rescind rules and regulations relating to this Plan; (e) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (f) determine all other terms and conditions of options; and (g) make all other determinations necessary or advisable for the administration of this Plan. In addition, the Plan Administrator shall have the authority and discretion to establish terms and conditions of options (including but not limited to the establishment of subplans) as the Plan Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries.

20.    Termination of and Amendments to Plan.

        The Plan may be terminated at any time by the Board. The Plan will terminate in any case on the date on which all of the unissued shares of Common Stock reserved for the purpose of the Plan have been purchased. Upon termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded.

        The Board also reserves the right to amend the Plan from time to time in any respects, provided, however, that no amendment shall be effective without the approval of the stockholders (a) which would, except as provided in Sections 6 and 7, increase the aggregate number of shares of Common Stock to be issued under the Plan, (b) which would, except as provided in Section 3, change the class of Associates eligible to receive options under the Plan or (c) if such amendment requires stockholder approval under applicable laws, rules or regulations.

21.    Effective Date.

        The Plan became effective on July 1, 1996 following approval by the Board and stockholders in accordance with the requirements of Code Section 423 and related regulations. The Plan was amended and restated effective July 1, 2013, following approval by the Board and the stockholders in accordance with the requirements of Code Section 423 and related regulations.

22.    Miscellaneous.

        (a)    Equal Rights and Privileges.    All Associates shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased by any Associate under options granted pursuant to the Plan shall bear a uniform relationship to the total compensation of

Associates. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

        (b)    Legal and Other Requirements; Governing Law.    The Company may impose such restrictions on any options and shares of Common Stock acquired upon exercise of options as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act of 1933, as amended). All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of Delaware, without regard to the principles of conflicts of laws, to the extent not inconsistent with Section 423 of the Code and regulations thereunder or other applicable federal laws of the United States.

        (c)    Withholding Taxes.    Upon the exercise of any option under the Plan, in whole or in part, or at the time of disposition of some or all of the Common Stock acquired pursuant to exercise of an option, a participant must make adequate provision for the federal, state or other tax withholding obligations, if any, which arise from the exercise of the option or the disposition of the Common Stock. The Company shall have the right to require the participant to remit to the Company, or to withhold from the participant (or both) amounts sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for shares of Common Stock.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01N3RB 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as your name appears above. When shares are held as joint tenants, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board recommends a vote FOR the director nominees listed in Proposal 1, FOR Proposals 2, 4, 5, and 6, and 2 YEARS as to Proposal 3. For Against Abstain 2. Advisory vote on a proposal to approve the compensation of the Company’s executives. 2 yrs. 3 yrs. Abstain 3. Advisory vote to determine whether a stockholder vote on the compensation of the Company’s executives will occur every one, two, or three years. 01 - ROBERT E. WATSON 04 - ALLEN S. MOSELEY 02 - JONATHAN R. PHILLIPS 05 - ANDREW L. TURNER 03 - MICHAEL G. VALENTINE 06 - EDWARD J. VONDERBRINK 1. ELECTION OF DIRECTORS: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 07 - MICHAEL K. KAPLAN For Against Abstain 4. Vote to approve the 2013 Stock Incentive Plan. For Against Abstain 5. Vote to approve the Amended and Restated 1996 Associate Stock Purchase Plan. For Against Abstain 6. Vote on approval of the appointment of KPMG, LLP to serve as the independent registered public accounting firm for the Company for fiscal year 2013. 1 yr. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 6 2 3 9 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on MAY 22, 2013. Vote by Internet • Go to www.envisionreports.com/STRM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. 1230 Peachtree St. N.E., Suite 1000 Atlanta, GA 30309 This Proxy is solicited on behalf of the Board of Directors of the Company The undersigned hereby appoints Robert E. Watson and Edward J. VonderBrink and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote as designated below all shares of the Common Stock of Streamline Health Solutions, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 22, 2013, at 9:30 a.m., and at any adjournment thereof. The undersigned acknowledges having received from Streamline Health Solutions, Inc., prior to the execution of this Proxy, a Notice of Annual Meeting, a Proxy Statement, and an Annual Report. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the director nominees listed on the reverse side of this proxy card, FOR Proposals 2, 4, 5, and 6, and for 2 YEARS relating to Proposal 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please mark, sign, date, and return the Proxy promptly using the enclosed envelope. (continued on other side) Proxy — Streamline Health Solutions, Inc. C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

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STREAMLINE HEALTH SOLUTIONS, INC. 1230 Peachtree St. NE, Suite 1000 Atlanta, Georgia 30309
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2013
STREAMLINE HEALTH SOLUTIONS, INC. 1230 Peachtree St. NE, Suite 1000 Atlanta, Georgia 30309
PROXY STATEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Outstanding Equity Awards at 2012 Fiscal Year End(1)
Option Exercises and Stock Vested in 2012 Fiscal Year
DIRECTOR COMPENSATION
Director Compensation in 2012(1)
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS
AUDIT COMMITTEE REPORT
OTHER SECURITIES FILINGS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
PROPOSAL 4—VOTE TO APPROVE 2013 STOCK INCENTIVE PLAN
PROPOSAL 5—VOTE TO APPROVE THE AMENDED AND RESTATED 1996 ASSOCIATE STOCK PURCHASE PLAN
PROPOSAL 6—VOTE TO RATIFY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS
ANNUAL REPORT ON FORM 10-K
STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
  Appendix A
STREAMLINE HEALTH SOLUTIONS, INC. 2013 STOCK INCENTIVE PLAN
STREAMLINE HEALTH SOLUTIONS, INC. 2013 STOCK INCENTIVE PLAN
  Appendix B
STREAMLINE HEALTH SOLUTIONS, INC. 1996 ASSOCIATE STOCK PURCHASE PLAN (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 2013)
STREAMLINE HEALTH SOLUTIONS, INC. 1996 ASSOCIATE STOCK PURCHASE PLAN (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 2013)